          As filed with the Securities and Exchange Commission on August 4, 2005
                                           Securities Act File No. _____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.

                               ING PARTNERS, INC.
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:



                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


                                 ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.


--------------------------------------------------------------------------------

   It is proposed that this filing will become effective on September 2, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended

--------------------------------------------------------------------------------

 No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                      ING VP DISCIPLINED LARGECAP PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               September 23, 2005

Dear Variable Annuity Contract or
     Variable Life Insurance Policy Holder:

            The Board of Trustees has called a Special Meeting of shareholders of ING VP Disciplined LargeCap Portfolio ("VP Disciplined LargeCap Portfolio"), which is scheduled for 10:00 a.m., Local time, on November 10, 2005, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

            The Board of Trustees of VP Disciplined LargeCap Portfolio has reviewed and recommends the proposed reorganization (the "Reorganization") of VP Disciplined LargeCap Portfolio with and into ING Fundamental Research Portfolio ("Fundamental Research Portfolio") (each a "Portfolio", and collectively, the "Portfolios"). Both Portfolios are members of the mutual fund group called the "ING Funds."

            Shares of VP Disciplined LargeCap Portfolio have been purchased at your direction by your insurance company ("Insurance Company") through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of that separate account, has been asked to approve the Reorganization. You, as an owner of a Variable Contract for which the Portfolios serve as investment options, are being asked by your Insurance Company for instructions as to how to vote the shares of VP Disciplined LargeCap Portfolio to which you have allocated cash values under your Variable Contract. As such, this letter, and the accompanying Notice, combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") and voting instructions card are, therefore, being furnished to Variable Contract owners entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

            If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest will own shares of Fundamental Research Portfolio instead of shares of VP Disciplined LargeCap Portfolio. The Reorganization would provide the separate account in which you have an interest with an opportunity to participate in a larger fund with similar investment objectives. After careful consideration, the Board of Trustees of VP Disciplined LargeCap Portfolio unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

            A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND PROVIDE VOTING INSTRUCTIONS. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN NOVEMBER 9, 2005. VP Disciplined LargeCap Portfolio is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to provide voting instructions. We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                Sincerely,

                                /s/ JAMES M. HENNESSY
                                -------------------------------------
                                James M. Hennessy,
                                President and Chief Executive Officer

                      (This page intentionally left blank)

                      ING VP DISCIPLINED LARGECAP PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF ING VP DISCIPLINED LARGECAP PORTFOLIO
                         SCHEDULED FOR NOVEMBER 10, 2005

To the Shareholders:

            NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING VP Disciplined LargeCap Portfolio ("VP Disciplined LargeCap Portfolio") is scheduled for November 10, 2005 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

              (1) To approve an Agreement and Plan of Reorganization by and among VP Disciplined LargeCap Portfolio and ING Fundamental Research Portfolio ("Fundamental Research Portfolio"), providing for the reorganization of VP Disciplined LargeCap Portfolio with and into Fundamental Research Portfolio; and

              (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

            Shareholders of record as of the close of business on August 16, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to VP Disciplined LargeCap Portfolio or by voting in person at the Special Meeting.

                                By Order of the Board of Trustees

                                /s/ HUEY P. FALGOUT, JR.
                                -------------------------------------
                                Huey P. Falgout, Jr.
                                Secretary

September 23, 2005

                      (This page intentionally left blank)

                     ING VP DISCIPLINED LARGECAP PORTFOLIO
                           PROXY STATEMENT/PROSPECTUS

                               SEPTEMBER 23, 2005

                               TABLE OF CONTENTS

INTRODUCTION...........................................................................................................       1

SUMMARY................................................................................................................       3
   The Proposed Reorganization.........................................................................................       3
   Comparison of Investment Objectives and Strategies..................................................................       5
   Comparison of Portfolio Characteristics.............................................................................       7
   Comparison of Portfolio Performance.................................................................................       8
   Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios..............................      11

COMPARISON OF FEES AND EXPENSES........................................................................................      12
   Management Fees.....................................................................................................      12
   Sub-Adviser Fees....................................................................................................      12
   Administration Fees.................................................................................................      12
   Distribution and Service Fees.......................................................................................      12
   Expense Limitation Arrangements.....................................................................................      13
   Expense Tables......................................................................................................      13
   General Information.................................................................................................      15
   Key Differences in Rights of VP Disciplined LargeCap Portfolio's Shareholders and Fundamental Research   Portfolio's
   Shareholders........................................................................................................      15

INFORMATION ABOUT THE REORGANIZATION...................................................................................      16
   The Reorganization Agreement........................................................................................      16
   Reasons for the Reorganization......................................................................................      16
   Board Considerations................................................................................................      17
   Tax Considerations..................................................................................................      17
   Expenses of the Reorganization......................................................................................      18

ADDITIONAL INFORMATION ABOUT THE FUNDS.................................................................................      18
   Form of Organization................................................................................................      18
   Distributor.........................................................................................................      18
   Dividends, Other Distributions and Taxes............................................................................      19
   Capitalization......................................................................................................      20

GENERAL INFORMATION ABOUT THE PROXY STATEMENT..........................................................................      20
   Solicitation of Proxies.............................................................................................      20
   Voting Rights.......................................................................................................      21
   Other Matters to Come Before the Special Meeting....................................................................      21
   Shareholder Proposals...............................................................................................      21
   Reports to Shareholders.............................................................................................      21

APPENDICES
   Portfolio Managers Report for ING Fundamental Research   Portfolio ................................................      A-1
   Form of Agreement and Plan of Reorganization.......................................................................      B-1
   Additional Information Regarding ING Fundamental Research   Portfolio .............................................      C-1
   Security Ownership of Certain Beneficial and Record Owners.........................................................      D-1

                           PROXY STATEMENT/PROSPECTUS

                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                               SEPTEMBER 23, 2005

                                  INTRODUCTION

            This combined proxy statement and prospectus ("Proxy
Statement/Prospectus") relates to a Special Meeting of shareholders of ING VP Disciplined LargeCap Portfolio ("VP Disciplined LargeCap Portfolio") to be held on November 10, 2005. As more fully described in this Proxy
Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of VP Disciplined LargeCap Portfolio with and into ING Fundamental Research Portfolio ("Fundamental Research Portfolio") (each a "Portfolio" and collectively, the "Portfolios").

            Shares of VP Disciplined LargeCap Portfolio are not offered directly to the public but are sold to separate accounts ("Separate Accounts") of certain participating life insurance companies ("Participating Insurance Companies") and are used to fund variable annuity and/or variable life contracts (each a "Variable Contract" and collectively, "Variable Contracts"). Variable Contract owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio's shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, Variable Contract holders will be referred to as "shareholders" of the Portfolios.

            Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), VP Disciplined LargeCap Portfolio would transfer its assets to Fundamental Research Portfolio in exchange for common shares of Fundamental Research Portfolio and the assumption by Fundamental Research Portfolio of VP Disciplined LargeCap Portfolio's known liabilities as of the Closing Date (as defined below). Fundamental Research Portfolio shares would then be distributed to shareholders of VP Disciplined LargeCap Portfolio so that each shareholder would receive a number of full and fractional shares of Fundamental Research Portfolio equal to the aggregate value of the number of shares of VP Disciplined LargeCap Portfolio held by such shareholder. As a result of the Reorganization, VP Disciplined LargeCap Portfolio will distribute shares of Fundamental Research Portfolio in liquidation of VP Disciplined LargeCap Portfolio on December 3, 2005, or such other date as the parties may agree ("Closing Date").

            Because you, as a shareholder of VP Disciplined LargeCap Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Fundamental Research Portfolio, this Proxy Statement also serves as a Prospectus for Fundamental Research Portfolio. Fundamental Research Portfolio is a diversified, open-end management investment company, which seeks to maximize total return by investing in a diversified portfolio of common stocks and securities convertible into common stocks, as described more fully below.

            This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated September 23, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Class I Prospectus of VP Disciplined LargeCap Portfolio dated April 29, 2005, which is incorporated by reference; and the Initial Class Prospectus for Fundamental Research Portfolio, dated April 29, 2005. The SAI for each Portfolio, dated April 29, 2005, is incorporated herein by reference. Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The Semi-Annual Report for each Portfolio, dated June 30, 2005, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Portfolios without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

            You can copy and review information about each Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

            THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

            You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class I Prospectus dated April 29, 2005, for more information about Fundamental Research Portfolio.

THE PROPOSED REORGANIZATION

            At a meeting held on July 21, 2005, the Board of Trustees of VP Disciplined LargeCap Portfolio approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

      - the transfer of all of the assets of VP Disciplined LargeCap Portfolio to Fundamental Research Portfolio in exchange for shares of beneficial interest of Fundamental Research Portfolio;

      - the assumption by Fundamental Research Portfolio of the liabilities of VP Disciplined LargeCap Portfolio known as of the Closing Date (as described below);

      - the distribution of Fundamental Research Portfolio shares to the shareholders of VP Disciplined LargeCap Portfolio; and

      -     the complete liquidation of VP Disciplined LargeCap Portfolio.

            Fundamental Research Portfolio shares would then be distributed to shareholders of VP Disciplined LargeCap Portfolio so that each shareholder would receive a number of full and fractional shares of Fundamental Research Portfolio equal to the aggregate value of shares of VP Disciplined LargeCap Portfolio held by such shareholder.

            As a result of the Reorganization, each owner of Class I shares of VP Disciplined LargeCap Portfolio would become a shareholder of the Initial Class of Fundamental Research Portfolio. The Reorganization is expected to be effective on December 3, 2005, or such other date as the parties may agree (the "Closing Date").

            Each shareholder will hold, immediately after the Closing Date, shares of Class I of Fundamental Research Portfolio having an aggregate value equal to the aggregate value of the shares of VP Disciplined LargeCap Portfolio held by that shareholder as of the Closing Date.

            In considering whether to approve the Reorganization, you should note that:

      - While the investment objective of VP Disciplined LargeCap Portfolio is similar to that of ING Fundamental Research Portfolio, shareholders in VP Disciplined LargeCap Portfolio would shift from an investment in a fund that employs a quantitative enhanced index strategy, which attempts to overweight stocks in the S&P 500 Index that the portfolio manager believes will outperform the Index, to a more managed fund in which fundamental research plays a more prominent role;

      - Fundamental Research Portfolio is the larger portfolio (approximately $39 million versus $8 million as of June 30, 2005);

      - While the 1-year and since inception performance of VP Disciplined LargeCap Portfolio is slightly superior to that of Fundamental Research Portfolio, the Morningstar rating of Fundamental Research Portfolio is superior to that of VP Disciplined LargeCap Portfolio;

      -     Both Portfolios have the same sub-adviser, ING Investment Management
            Co.;

      - The proposed Reorganization will result in a lower management fee for shareholders of VP Disciplined LargeCap Portfolio (0.75% versus 0.60%); and

      - The proposed Reorganization is expected to result in lower net operating expenses per share for shares of the disappearing VP Disciplined LargeCap Portfolio. The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2005 are as follows:(1)(2)

GROSS EXPENSES BEFORE THE REORGANIZATION

        VP Disciplined LargeCap Portfolio (Class I)                  1.14%

        Fundamental Research Portfolio (Initial Class)               0.80%

NET EXPENSES BEFORE THE REORGANIZATION

        VP Disciplined LargeCap Portfolio (Class I) (1)              0.90%

        Fundamental Research Portfolio (Initial Class)               0.80%

AFTER THE REORGANIZATION: PRO FORMA
        Gross estimated expenses of Fundamental Research             0.80%
        Portfolio (Initial Class)
        Net estimated expenses of Fundamental Research Portfolio     0.80%
        (Initial Class)

-----------------------
(1) Ratios reflect the expense limitation agreement in place for VP Disciplined LargeCap Portfolio effective November 1, 2002.

            Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

            AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF VP DISCIPLINED LARGECAP PORTFOLIO UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

            The following summarizes the investment objective, strategies and management differences, if any, between VP Disciplined LargeCap Portfolio and Fundamental Research Portfolio:

                                 VP DISCIPLINED LARGECAP PORTFOLIO                  FUNDAMENTAL RESEARCH PORTFOLIO
INVESTMENT OBJECTIVE      The Portfolio seeks capital appreciation.        The Portfolio seeks to maximize total return
                                                                           through investments in a diversified portfolio
                                                                           of common stocks and securities convertible
                                                                           into common stock.

INVESTMENT STRATEGIES     -   The Portfolio normally invests at least      -   The Portfolio invests at least 65% of its
                              80% of its assets in common stocks               total assets in common stocks and
                              included in the Standard & Poor's 500            securities convertible into common stocks.
                              Composite Stock Price Index ("S&P 500
                              Index").  The S&P 500 Index is a stock       -   The Sub-Adviser may invest principally in
                              market index comprised of common stocks of       common stocks having significant potential
                              500 of the largest companies traded in the       for capital appreciation. The Portfolio may
                              U.S. stock markets and selected by               also invest in derivative instruments.
                              Standard & Poor's Corporation.
                                                                           -   The Sub-Adviser applies quantitative
                          -   In managing the Portfolio, the Sub-Adviser       research methods to generate investment
                              attempts to achieve the Portfolio's              ideas within each sector. An experienced
                              investment objective by overweighting            fundamental research team then focuses on
                              those stocks in the S&P 500 Index that it        identifying the best ideas within each
                              believes will outperform the index, and          sector.
                              underweighting (or avoiding altogether)
                              those stocks that it believes will           -   The Sub-Adviser then constructs the
                              underperform the index.                          portfolio by selecting from these ideas
                                                                               while considering sector weights and
                          -   The market capitalization of those stocks        overall risk control. In managing the
                              that the Sub-Adviser believes will               Portfolio, the Sub-Adviser: (i) emphasizes
                              outperform the S&P 500 Index will change         stocks of larger companies; (ii) may also
                              with market conditions.  As of December          invest a portion of the Portfolio's assets
                              31, 2004, the Sub-Adviser targeted               in stocks of mid-sized companies (and up to
                              companies with a market capitalization of        25% of its assets in stocks of foreign
                              at least $749 million.                           issuers, depending upon market conditions);
                                                                               and (iii) utilizes an intensive,
                          -   In determining stock weightings, the             fundamentally driven research process to
                              Sub-Adviser uses internally developed            evaluate company growth, profitability and
                              quantitative computer models to evaluate         valuation characteristics (for example,
                              various criteria such as the financial           price-to-earnings ratios, growth rates and
                              strength of each company and its potential       earnings estimates) to select securities
                              for strong, sustained earnings growth. The       within each sector. In analyzing these
                              Sub-Adviser expects that there will be a         characteristics, the Sub-Adviser attempts
                              correlation between the performance of the       to identify positive earnings momentum and
                              Portfolio and that of the S&P 500 Index in       positive valuation characteristics in
                              both rising and falling markets, as the          selecting securities whose perceived value
                              Portfolio is designed to have risk               is not reflected in their price.
                              characteristics (e.g., price-to-earnings
                              ratio and dividend yield), which             -   The Sub-Adviser may sell securities for a
                              approximate those of the S&P 500 Index.          variety of reasons, such as to secure
                                                                               gains, limit losses, or redeploy assets
                          -   The Portfolio may also invest in certain         into opportunities believed to be more
                              higher-risk investments, including               promising.
                              derivatives (generally, these investments
                              will be limited to S&P 500 Index futures
                              and or options on futures of the S&P 500

                                 VP DISCIPLINED LARGECAP PORTFOLIO                  FUNDAMENTAL RESEARCH PORTFOLIO
                              Index).

                          - The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                          -   The Portfolio also may lend portfolio
                              securities on a short-term or long-term
                              basis, up to 33 1/3% of its total assets.

                          - The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

INVESTMENT ADVISER                     ING Investments, LLC                     ING Life Insurance and Annuity Company

SUB-ADVISER                        ING Investment Management Co.                    ING Investment Management Co.

PORTFOLIO MANAGER              Hugh T.M. Whelan and Douglas E. Cote                     Christopher F. Corapi

            As you can see from the chart above, the investment objective of VP Disciplined LargeCap Portfolio is similar to that of ING Fundamental Research Portfolio. However, the proposed Reorganization would result in a shift for shareholders in VP Disciplined LargeCap Portfolio from an investment in a fund that employs a quantitative enhanced index strategy to a more managed fund in which fundamental research plays a more prominent role.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following table compares certain characteristics of the Portfolios as of June 30, 2005:

                                              VP DISCIPLINED LARGECAP PORTFOLIO            FUNDAMENTAL RESEARCH PORTFOLIO
Net Assets                                                $7,786,770                                 $39,471,850

Number of Holdings                                           147                                          64

Portfolio Turnover Rate(1)                                   156%                                        139%

Average market capitalization of
companies in the Portfolio                             $91,989,874,090                             $96,137,890,309

Market capitalization range of
companies in Portfolio:

    Holdings in companies with market
    capitalizations over $10 billion
    (as a % of net assets)                                  89.9%                                       79.1%

    Holdings in companies with market
    capitalizations between $10 billion
    and $5 billion (as a % of net
    assets)                                                  6.1%                                        6.6%

    Holdings in companies with market
    capitalizations under $5 billion
    (as a % of net assets)                                   1.8%                                       10.3%

Top 5 Industries (as % of net assets)     Oil and Gas                        10.0%    Diversified Financial Services    11.1%
                                          Insurance                           7.3%    Software                           9.1%
                                          Computers                           5.7%    Oil and Gas                        7.8%
                                          Diversified Financial Services      5.6%    Miscellaneous Manufacturing        7.3%
                                          Telecommunications                  5.2%    Telecommunications                 7.3%
U.S Equity Securities                                       96.8%                                       89.1%
Foreign Securities (as a % of net                            1.0%                                        6.9%
assets)
Top 10 Holdings (as a % of net assets)    Exxon Mobil Corp.                   3.7%    General Electric Co.               4.2%
                                          General Electric Co.                3.0%    Citigroup, Inc.                    3.6%
                                          Pfizer, Inc.                        2.7%    Microsoft Corp.                    3.6%
                                          Verizon Communications, Inc.        2.5%    Altria Group, Inc.                 3.6%
                                          Bank of America Corp.               2.4%    Exxon Mobil Corp.                  3.2%
                                          Intel Corp.                         2.2%    Pfizer, Inc.                       3.0%
                                          Microsoft Corp.                     2.1%    Cisco Systems, Inc.                2.2%
                                          Citigroup, Inc.                     1.7%    Entergy Corp.                      2.1%
                                          Johnson & Johnson                   1.6%    Wells Fargo & Co.                  2.1%
                                          Coca-Cola Co.                       1.6%    United Technologies Corp.          2.0%

(1)   For the one-year period ended June 30, 2005.

COMPARISON OF PORTFOLIO PERFORMANCE

            Set forth below is the performance information for each Portfolio. The following performance provides some indication of the risks of investing in each Portfolio. The bar charts show the performance of Class I of VP Disciplined LargeCap Portfolio and Initial Class of Fundamental Research Portfolio for each of the past 10 calendar years. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a qualified pension or retirement plan ("Qualified Plan"). Any charges will reduce your return. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The tables set forth below show the average annual total return for each Portfolio over time compared with a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIOS WILL PERFORM IN THE FUTURE.

                        VP DISCIPLINED LARGECAP PORTFOLIO
                  CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)(5)

1995       14.97
1996       12.53
1997        6.15
1998        1.02
1999        5.79
2000      (11.63)
2001      (12.00)
2002      (22.29)
2003       25.16
2004       11.99

-----------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 14.04% for the 2nd quarter of 2003, and the Portfolio's worst quarterly performance was (17.44)% for the 3rd quarter of 2002. VP Disciplined LargeCap Portfolio's year-to-date total return as of June 30, 2005 was (0.28)%.

(3) The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the Portfolio operated under this investment objective and related strategies. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of larger companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Brothers U.S. Government/Credit Bond Index to the S&P 500 Index.

(4) Prior to August 1, 2001, the Portfolio was managed by a different sub-adviser.

(5) Effective June 2, 2003, the Portfolio changed its name to ING VP Disciplined LargeCap Portfolio. Prior to June 2, 2003, the name of the Portfolio was ING VP Research Enhanced Index Portfolio.

                         FUNDAMENTAL RESEARCH PORTFOLIO
                   CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)

1995
1996
1997
1998
1999
2000
2001
2002      (22.76)
2003       27.74
2004       10.19

-----------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.

(2) During the period shown in the chart, the Portfolio's best quarterly performance was 15.44% for the 2nd quarter of 2003, and the Portfolio's worst quarterly performance was (17.59)% for the 3rd quarter of 2002. Fundamental Research Portfolio's year-to-date total return as of June 30, 2005 was (1.72)%.

(3) The Initial Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 1004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio.

(4) Effective July 5, 2005, the strategy of the Portfolio changed from an index tracking strategy to a strategy utilizing fundamental research.

                           AVERAGE ANNUAL TOTAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                              1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
                                              ------    -------    --------     ---------------
VP DISCIPLINED LARGECAP PORTFOLIO (CLASS I)

  Average Annual Total Return                 11.99%    (3.26)%      2.20%            -

  S&P 500 Index(1)                            10.88%    (2.30)%     12.07%            -

  Composite Index Return(2)                   10.88%    (2.30)%      3.73%            -

  Lehman Brothers U.S. Government/Credit       4.19%     8.00%       7.80%            -
  Bond Index(3)

FUNDAMENTAL RESEARCH PORTFOLIO (INITIAL
CLASS)

  Average Annual Total Return                 10.19%      N/A         N/A            2.48%

  S&P 500 Index(1)                            10.88%      N/A         N/A            3.78%(5)

  Morningstar Large Blend Fund Average(4)      9.96%      N/A         N/A            3.04%(6)

----------------------=
(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) The Composite Index Return is a calculation that reflects the Lehman Brothers U.S. Government/Credit Bond Index, formerly Lehman Brothers Government/Corporate Bond Index, for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999, and the S&P 500 Index for the period May 1, 1999 to December 31, 2004.

(3) The Lehman Brothers U.S. Government/Credit Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

(4) The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

(5)   Since December 1, 2001.

(6)   Since December 31, 2001.

            For a discussion by the Adviser regarding the performance of Fundamental Research Portfolio for the fiscal year ended December 31, 2004, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Fundamental Research Portfolio is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

            The following summarizes the principal investment techniques and risks of investing in the Portfolios. You may lose money on your investment in either Portfolio. The value of each Portfolio's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio's shares.

            Price Volatility Risk. Both Portfolios are subject to price volatility risk. The value of each Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

            Derivatives. Both Portfolios may invest in derivatives. Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

            Market Trends Risk. Both Portfolios are subject to market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth oriented securities. Rather, the market could favor value oriented securities or may not favor equity securities at all.

            Market and Company Risk. Both Portfolios are subject to market and company risk. The value of the securities in which a Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

            Manager Risk. Both Portfolios are subject to manager risk. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve a Portfolio's objective. The Sub-Adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

            Securities Lending. VP Disciplined LargeCap Portfolio may engage in securities lending. When the Portfolio lends its securities, there is the risk that the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

            Portfolio Turnover. VP Disciplined LargeCap Portfolio is subject to a high turnover rate. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

            Convertible Securities. Fundamental Research Portfolio may invest in convertible securities. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

            Foreign Market Risk. Fundamental Research Portfolio may invest up to 25% of its assets in stocks of foreign issuers. Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

            Mid-Capitalization Company Risk. Fundamental Research Portfolio may invest a portion of its assets in stocks of mid-sized companies. Securities of mid sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

                         COMPARISON OF FEES AND EXPENSES

            The following discussion describes and compares the fees and expenses of the Portfolios. For further information on the fees and expenses of Fundamental Research Portfolio, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING FUNDAMENTAL RESEARCH PORTFOLIO."

MANAGEMENT FEES

            Each Portfolio pays its investment adviser a management fee, payable monthly, based on the average daily net assets of the Portfolio. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                   FEES PAID TO INVESTMENT ADVISER DURING 2004
PORTFOLIO                                     (AS A % OF NET ASSETS)
VP Disciplined LargeCap Portfolio                     0.75%
Fundamental Research Portfolio                        0.60%

            If the Reorganization is approved by shareholders, Fundamental Research Portfolio will pay a management fee of 0.60% of the Portfolio's average daily net assets. As such, the proposed Reorganization will result in a lower management fee for shareholders of VP Disciplined LargeCap Portfolio (0.75% versus 0.60%);

SUB-ADVISER FEES

            The investment adviser of each Portfolio pays ING Investment Management Co. ("ING IM"), the sub-adviser to both Portfolios, a sub-advisory fee, payable monthly, based on the average daily net assets of a Portfolio. The following table shows the aggregate annual sub-advisory fee paid by the investment adviser of each Portfolio to the sub-adviser for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                      FEES PAID TO SUB-ADVISER DURING 2004
PORTFOLIO                                    (AS A % OF NET ASSETS)
VP Disciplined LargeCap Portfolio                  0.3375%
Fundamental Research Portfolio                     0.2700%

            If the Reorganization is approved by shareholders, the investment adviser will pay a sub-advisory fee of 0.2700% of the Portfolio's average daily net assets.

ADMINISTRATION FEES

            VP Disciplined LargeCap Portfolio pays an annual administration fee of 0.10% of the Portfolio's average daily net assets.

            The Administrative Service Agreement between ING Partners Inc., on behalf of Fundamental Research Portfolio, and its administrator, ING Fund Services LLC ("IFS"), provides for a "modified unified fee" arrangement, under which IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Portfolio pays an annual administration fee of 0.20% of its daily net assets.

DISTRIBUTION AND SERVICE FEES

            Neither Class I of VP Disciplined LargeCap Portfolios nor the Initial Class of Fundamental Research Portfolio pays a Rule 12b-1 fee.

EXPENSE LIMITATION ARRANGEMENTS

            An expense limitation agreement is in place for VP Disciplined LargeCap Portfolio. The Adviser has entered into a written expense limitation agreement with VP Disciplined LargeCap Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The expense limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then current term. In addition, the expense limitation agreement may be terminated by the Portfolio upon at least 90 days' prior written notice to the Adviser or upon termination of the investment management agreement. Pursuant to this expense limitation agreement, the expense limit for VP Disciplined LargeCap Portfolio is 0.90% for Class I shares.

            There are no expense limitation agreements currently in place for the Fundamental Research Portfolio.

EXPENSE TABLES

            As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contact.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                    VP DISCIPLINED LARGECAP   FUNDAMENTAL RESEARCH
                                                           PORTFOLIO                PORTFOLIO
                                                           ---------                ---------
Maximum sales charge (load) imposed on purchases              None                     None
(as a percentage of offering price)

Maximum deferred sales charge (load)(as a
percentage of the lower of original purchase
price or redemption proceeds)                                 None                     None

            Neither VP Disciplined LargeCap Portfolio nor Fundamental Research Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

PORTFOLIO EXPENSES

            The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by Class I shares of VP Disciplined LargeCap and Initial Class shares of Fundamental Research Portfolio for the period ended June 30, 2005. Pro forma fees show estimated fees of Fundamental Research Portfolio after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. Pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and the issuing Participating Insurance Company. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

                         ANNUAL FUND OPERATING EXPENSES
                         AS OF JUNE 30, 2005 (UNAUDITED)
   (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                                   DISTRIBUTION                    TOTAL
                                                   (12b-1) AND                     FUND           WAIVERS,
                                     MANAGEMENT    SHAREHOLDER       OTHER       OPERATING   REIMBURSEMENT, AND     NET
                                        FEES      SERVICING FEES   EXPENSES(2)   EXPENSES      RECOUPMENT(3)     EXPENSES
                                        ----      --------------   --------      --------      ----------        --------
VP Disciplined LargeCap Portfolio
(Class I)                             0.75%              -          0.39%         1.14%          (0.24)%           0.90%
Fundamental Research Portfolio
(Initial Class)                       0.60%              -          0.20%         0.80%              -             0.80%
Fundamental Research Portfolio
  (Surviving Fund After the
  Reorganization)
  (Estimated Pro Forma)(2)            0.60%              -          0.20%         0.80%              -             0.80%

-----------------------
(1)   The fiscal year end for each Fund is December 31.

(2) The Administrative Service Agreement between ING Partners Inc., on behalf of Fundamental Research Portfolio, and its administrator, ING Fund Services LLC ("IFS"), provides for a "modified unified fee" arrangement, under which IFS provides all administrative services in support of the Portfolio and is responsible for the supervision of the Portfolio's other service providers. The Portfolio pays an annual administration fee of 0.20% of its daily net assets.

(3) An expense limitation agreement is in place for VP Disciplined LargeCap Portfolio. ING Investments has entered into a written expense limitation agreement with VP Disciplined LargeCap Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The expense limit will continue through at least May 1, 2006. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then current term. In addition, the expense limitation agreement may be terminated by the Portfolio upon at least 90 day's prior written notice to ING Investments or upon termination of the investment management agreement. Pursuant to this expense limitation agreement, the expense limit for VP Disciplined LargeCap Portfolio is 0.90% for Class I shares.

            Examples. The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Fund. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                         VP DISCIPLINED LARGECAP PORTFOLIO (CLASS I)        FUNDAMENTAL RESEARCH PORTFOLIO (INITIAL CLASS)
                        --------------------------------------------       -----------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS       1 YEAR       3 YEARS     5 YEARS       10 YEARS
                         ------      -------    -------     --------       ------       -------     -------       --------
COST OF INVESTING         $92         $338       $604        $1,365          $82          $255       $444           $990

                               ESTIMATED PRO FORMA:
                             THE PORTFOLIOS COMBINED*
                             -----------------------
                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
                      ------    -------    -------   --------
COST OF INVESTING      $82        $255       $444      $990

-----------------------
- Estimated.

GENERAL INFORMATION

            Following the Reorganization, certain holdings of VP Disciplined LargeCap Portfolio that are transferred to Fundamental Research Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Fundamental Research Portfolio, and the realization of taxable gains or losses for Fundamental Research Portfolio.

KEY DIFFERENCES IN RIGHTS OF VP DISCIPLINED LARGECAP PORTFOLIO SHAREHOLDERS AND FUNDAMENTAL RESEARCH PORTFOLIO SHAREHOLDERS

            VP Disciplined LargeCap Portfolio is organized as a separate series of ING Variable Products Trust, a Massachusetts business trust, and is governed by a Declaration of Trust and Bylaws. Fundamental Research Portfolio is a separate series of ING Partners, Inc., a Maryland corporation, and is governed by Articles of Incorporation and Bylaws. Key differences affecting the rights of shareholders under the VP Disciplined LargeCap Portfolio's Articles of Incorporation/Bylaws or Maryland law and Fundamental Research Portfolio's Declaration of Trust/Bylaws and Massachusetts law are presented below.

             VP DISCIPLINED LARGECAP PORTFOLIO                            FUNDAMENTAL RESEARCH PORTFOLIO
---------------------------------------------------------    -------------------------------------------------------
Shareholders have the power to amend the Declaration of      Shareholders have the power to elect and remove
Trust, but Trustees are also permitted to do so without a    directors.  Any or all of the directors may be removed
shareholder vote if they deem it necessary to conform the    for cause or without cause by the shareholders, who may
Declaration of Trust to Federal and state laws, to change    elect a successor or successors to fill any resulting
the name of the Trust or make any other changes which do     vacancy or vacancies for the unexpired term.
not materially adversely affect the rights of
shareholders.                                                The Corporation reserves the right from time to time to
                                                             make any amendment to the Articles of Incorporation,
Shareholders also have the power to vote with respect to     except that no action affecting the validity or
the election and removal of Trustees, investment advisory    accessibility of such shares shall be taken without the
contract, termination of the Trust, merger, consolidation,   unanimous approval of the outstanding shares affected
or sale of assets, incorporation of the Trust or any         thereby.  The Board of Directors has the power to amend
Series, or 12b-1 plans.  Both the Trustees (unless a         By-laws.
shareholder vote is required pursuant to law, Declaration
of Trust, or the Bylaws) and the shareholders have the
right to alter or repeal any Bylaws

  VP DISCIPLINED LARGECAP PORTFOLIO                          FUNDAMENTAL RESEARCH PORTFOLIO
--------------------------------------                       ------------------------------
of the Trust and to make new Bylaws.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

            The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

            The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of VP Disciplined LargeCap Portfolio in exchange for shares of beneficial interest of Fundamental Research Portfolio and the assumption by Fundamental Research Portfolio of VP Disciplined LargeCap Portfolio's known liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Fundamental Research Portfolio to shareholders of VP Disciplined LargeCap Portfolio, as provided for in the Reorganization Agreement. VP Disciplined LargeCap Portfolio will then be liquidated.

            Each Class I shareholder of VP Disciplined LargeCap Portfolio will hold, immediately after the Closing Date, Initial Class shares of Fundamental Research Portfolio having an aggregate value equal to the aggregate value of the shares of VP Disciplined LargeCap Portfolio held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of Fundamental Research Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

            The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of VP Disciplined LargeCap Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

            The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Portfolio shareholders by resulting in surviving portfolios with a greater asset base. This is expected to provide greater investment opportunities for the surviving portfolios and the potential to take larger portfolio positions.

            The proposed Reorganization was presented for consideration to the Board of Directors/Trustees of each Portfolio at a meeting held on July 21, 2005. For the reasons discussed below, the Directors/Trustees of the Portfolios, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Portfolios, determined that the interests of the shareholders of either Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Portfolios and their shareholders as well as Variable Contract owners.

            The Reorganization will allow VP Disciplined LargeCap Portfolio's shareholders to continue to participate in a professionally-managed portfolio that seeks to maximize total return. Additionally, the proposed Reorganization is expected to result in lower net expenses for shareholders of VP Disciplined LargeCap Portfolio.

BOARD CONSIDERATIONS

            The Board of Trustees of VP Disciplined LargeCap Portfolio, in recommending the proposed transaction, considered a number of factors, including the following:

      - the plans of management to reduce overlap in funds in the ING Fund complex;

      -     the potential benefits of the transaction to shareholders;

      - the relative investment performance of VP Disciplined LargeCap Portfolio as compared to Fundamental Research Portfolio;

      - expense ratios and information regarding fees and expenses of VP Disciplined LargeCap Portfolio and Fundamental Research Portfolio;

      -     the relative size of the Funds;

      - whether the Reorganization would dilute the interests of the shareholders of either of the Portfolios (i.e., the separate accounts) or the interests of Variable Contract Owners;

      - the similarity of investment objectives and strategies of Fundamental Research Portfolio with those of VP Disciplined LargeCap Portfolio;

      - all fees and expenses in connection with the Reorganization will be borne directly by the Funds' Investment Adviser (or an affiliate of the Investment Adviser);

      -     any benefits that may be realized by the Adviser; and

      - the tax consequences of the Reorganization to VP Disciplined LargeCap Portfolio and its shareholders, including the tax-free nature of the transaction.

            THE DIRECTORS OF VP DISCIPLINED LARGECAP PORTFOLIO RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH FUNDAMENTAL RESEARCH PORTFOLIO.

TAX CONSIDERATIONS

            The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither VP Disciplined LargeCap Portfolio nor its shareholders, nor Fundamental Research Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

            As of December 31, 2004, VP Disciplined LargeCap Portfolio and Fundamental Research Portfolio had accumulated capital loss carryforwards of approximately $6.9 million and $2.4 million, respectively. After the Reorganization, the losses of VP Disciplined LargeCap Portfolio generally will be available to Fundamental Research Portfolio to offset its capital gains, although a portion of the amount of these losses that my offset Fundamental Research Portfolio's capital gains in any given year will be limited due to this Reorganization and a portion may not be useable at all. Also, after the Reorganization, the losses of Fundamental Research Portfolio will be available to Fundamental Research Portfolio to offset its capital gains. The ability of Fundamental Research Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of VP Disciplined LargeCap Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Fundamental Research Portfolio.

EXPENSES OF THE REORGANIZATION

            The expenses relating to the proposed Reorganization will be borne by ING Investments, LLC ("ING Investments") (or an affiliate of ING Investments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the Investment Company Act of 1940, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

            VP Disciplined LargeCap Portfolio is a diversified series of ING Variable Products Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of the Trust, see the SAI.

            Fundamental Research Portfolio is a diversified series of ING Partners Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation. The Company is governed by a Board of Directors consisting of eleven members. For more information on the history of the Company, see the SAI.

ADVISER

            ING Investments, LLC ("ING Investments"), an Arizona limited liability company, is the adviser to VP Disciplined LargeCap Portfolio. As of December 31, 2004, ING Investments managed over $37.3 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

            ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, is the adviser to Fundamental Research Portfolio. As of December 31, 2004, DSI managed approximately $7.1 billion in registered investment company assets. ILIAC is registered with the SEC as an investment adviser. ILIAC's principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

            ING Investments and ILIAC, subject to the supervision of the Boards of Directors/Trustees, each acts as a "manager-of-managers" for its respective Portfolio. In this capacity, ING Investments and ILIAC oversee the Portfolios' day-to-day operations and investment activities. ING Investments and ILIAC both delegate to ING Investment Management Co. ("ING IM" or "Sub-Adviser"), which serves as the Sub-Adviser to both Portfolios, the responsibility for investment management, subject to the oversight of ING Investments and ILIAC, respectively. ING Investments and ILIAC monitor the investment activities of the Sub-Adviser. From time to time, ING Investments and ILIAC also recommend the appointment of additional or replacement Sub-Advisers to the Board of Directors/Trustees of their respective Portfolio.

            For information regarding the basis for the Boards' approval of portfolio management relationships, please refer to each Portfolio's Statement of Additional Information. ING Investments and ILIAC both have full investment discretion and ultimate authority to make all determinations with respect to the investment of their respective Portfolio's assets and the purchase and sale of portfolio securities.

DISTRIBUTOR

            ING Funds Distributor, LLC is the distributor for VP Disciplined LargeCap Portfolio. It is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

            ING Financial Advisers, LLC is the principal underwriter and distributor of Fundamental Research Portfolio. It is located at 151 Farmington Avenue, Hartford, Connecticut 06516. ING Financial Services is a member of the NASD. To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      VP Disciplined LargeCap Portfolio distributes substantially all its net investment income and net capital gains to Insurance Company Separate Accounts in the form of dividends. The Portfolio declares and pays dividends quarterly, and distributes capital gains, if any, at least once annually.

      Fundamental Research Portfolio distributes its net investment income in the form of dividends at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of the Portfolio's net investment income. The Portfolio will also pay dividends from net realized capital gains, reduced by available capital loses, at least annually. Dividends and capital gain distributions made by the Portfolio will automatically be reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date, unless a Participating Insurance Company's Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's dividends may constitute a return of capital.

      The Portfolios intend to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

      Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contacts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the insurance company's separate accounts.

      Specifically, each Portfolio intends to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and the U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

      If a Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

      The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

      If the Reorganization Agreement is approved by VP Disciplined LargeCap Portfolio's shareholders, then as soon as practicable before the Closing Date, VP Disciplined LargeCap Portfolio will pay the Insurance Company Separate Accounts a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2005, and on a pro forma basis as of June 30, 2005 giving effect to the Reorganization:

                                                              NET ASSET VALUE        SHARES
                                              NET ASSETS         PER SHARE        OUTSTANDING
                                             ------------     ---------------     -----------
VP Disciplined LargeCap Portfolio            $  7,786,770           $4.02          1,938,086
(Class I)
Fundamental Research Portfolio               $  3,707,397           $8.56            433,026
(Initial Class)

 Pro Forma - Initial Class of
 Fundamental Research Portfolio
 including VP Disciplined LargeCap
 Portfolio                                   $ 11,494,167           $8.56          1,342,695

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

      Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about September 23, 2005. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. VP Disciplined LargeCap Portfolio has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $3,500. ING Investments will bear the cost of the proxy solicitation. Shareholders of VP Disciplined LargeCap Portfolio may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

      In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-804-3212.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with VP Disciplined LargeCap Portfolio, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of VP Disciplined LargeCap Portfolio that may be presented at the Special Meeting.

VOTING RIGHTS

      The Separate Accounts of the Participating Insurance Companies are the record owner of the shares of the Portfolios. The Participating Insurance Companies will vote each Portfolio's shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

      Each shareholder of VP Disciplined LargeCap Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      As such, Variable Contact owners and certain annuitants and/or beneficiaries have the right to instruct the Participating Insurance Companies as to the number of shares (and fractional shares) attributable to their Variable Contract's value on the record date allocated to the Separate Account that holds shares of the VP Disciplined LargeCap Portfolio. The Participating Insurance Companies will vote shares attributable to Variable Contracts in the same proportion (for, against, abstain) to those for which timely instructions are received.

      Only shareholders of VP Disciplined LargeCap Portfolio at the close of business on August 16, 2005 (the "Record Date") will be entitled to be present and give voting instructions for VP Disciplined LargeCap Portfolio at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [____] shares of VP Disciplined LargeCap Portfolio were outstanding and entitled to vote. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on November 9, 2005.

      Approval of the Reorganization Agreement requires the vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

      To the knowledge of ING Investments, as of August 16, 2005, no current Director owns 1% or more of the outstanding shares of either Fund, and the officers and Trustees own, as a group, less than 1% of the shares of either Fund.

      APPENDIX E hereto lists the persons that, as of August 16, 2005, owned beneficially or of record 5% or more of the outstanding shares of any Class of VP Disciplined LargeCap Portfolio or Fundamental Research Portfolio.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      VP Disciplined LargeCap Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

      VP Disciplined LargeCap Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by VP Disciplined LargeCap Portfolio's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

      ING Investments will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds and any more recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling Shareholder Services at 1-800-992-0180.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                       /s/ Huey P. Falgout, Jr.
                                                       ------------------------
                                                       Huey P. Falgout, Jr.,
                                                       Secretary

September 23, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

                  REPORT FOR ING FUNDAMENTAL RESEARCH PORTFOLIO

ING AELTUS ENHANCED INDEX PORTFOLIO                   PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING Aeltus Enhanced Index Portfolio (formerly, ING DSI Enhanced Index Portfolio, the "Portfolio")* seeks to outperform the total return of the Standard & Poor's ("S&P") 500 Index(1), while maintaining a level of market risk. The Portfolio is managed by Hugh T.M. Whelan, Senior Vice President and Doug Cote, Vice President, ING Investment Management Co., Sub-adviser.**

PERFORMANCE: For the year ended December 31, 2004, the Portfolio's Class ADV shares returned 9.73%, compared to the Standard & Poor's ("S&P") 500 Index, which returned 10.88%.

PORTFOLIO SPECIFICS: Stock selection in the telecommunication and industrial sectors detracted from performance. The largest positive contributors to performance came from our overweight positions in TXU Corp., UnitedHealth Group, Inc. and Apple Computer, Inc. Among the largest detractors from performance were our overweight position in Ford Motor Co. and our underweight position in Yahoo!, Inc.

Shares of Apple Computer, Inc. continued to soar led by outstanding product sales of iPod and rising earnings forecasts that drove shares up nearly 200% for the year. UnitedHealth Care's leadership position in the industry, strong earnings growth, and new growth-supporting developments such as their partnership with Harvard Pilgrim, the purchase of Oxford and Definity and increasing health savings accounts helped performance over the year. TXU Corp., the largest Texas power supplier, rallied over the course of the year as business restructuring and strong earnings growth drove shares higher. Ford Motor Co. showed promise in the spring and early summer of 2004, as it announced outstanding earnings and investors looked favorably on its new line of cars and plans to reduce costly incentives. However, the financing of vehicles, not the sale of them, drove earnings. As a result, Ford's earnings strength did not last as car sales fell off, incentives continued, capacity remained high, and the outlook for future demand weakened. Our underweight in Yahoo!, Inc. hurt performance as its shares rose 68% over the year. Despite an extremely high valuation, Yahoo!, Inc. enjoyed strong growth over the year as earnings continued to expand on increased advertising revenue. The firm's broad usage, growing number of platforms (music, shopping, maps, and auctions along with basic search functionality) and a renewed interest in internet advertising have propelled shares higher.

Our individual security selection was helped by the effectiveness of our factors historically successful at identifying outperforming stocks, especially free cash flow to price, change in accruals and analyst estimate revision. Long-term price reversal, price momentum, and trailing price-to-earnings ratios did not help in stock selection.

CURRENT STRATEGY AND OUTLOOK: Our outlook for 2005 is positive for equities. We believe inflation should continue to be benign and oil prices should continue to moderate early in 2005. The Federal Reserve is likely to continue to raise short-term interest rates, while leaving itself latitude to pause. Earnings are still rising, although we believe at a slower pace in 2005. We expect to see job creation pick up after the impacts of higher oil prices percolate through the economy. Given all these economic factors, gross domestic product is likely to decelerate over the next few months to a trend-like growth rate in 2005.

The Portfolio is overweight in the energy and consumer sectors and underweight in the financials and information technology sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance is driven by individual stock selection.

----------

(1) The Standard & Poor's (S&P) 500 index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

* On April 29, 2005, ING Aeltus Enhanced Index Portfolio changed its name to ING Fundamental Research Portfolio.

** On April 29, 2005, Christopher Corapi began managing the Portfolio. For more information on the Portfolio Manager, please see proxy/prospectus.

SECTOR DIVERSIFICATION
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                      % OF
                                                    NET ASSETS         VALUE
                                                   -----------       -----------
Consumer Non-Cyclical                                     21.8%      $10,301,360
Financial                                                 18.4         8,700,651
Technology                                                12.7         6,016,948
Industrial                                                11.7         5,567,437
Consumer Cyclical                                         11.1         5,253,908
Communications                                            10.2         4,815,128
Energy                                                     7.7         3,670,817
Utilities                                                  2.9         1,361,045
Basic Materials                                            2.7         1,261,663
                                                   -----------       -----------
TOTAL INVESTMENTS                                         99.2%      $46,948,957
                                                   ===========       ===========

                                  [LINE GRAPH]

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Portfolio against the Index or In- dices indicated. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity con- tract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.


THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CON- TRACT. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL IN- VESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

----------

*        Class I, Class S, and Class ADV commenced operations on 12/10/2001.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 21st day of July, 2005, by and between ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Company"), on behalf of its series, ING Fundamental Research Portfolio (the "Acquiring Portfolio"), and ING Variable Products Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of its series, ING VP Disciplined LargeCap Portfolio (the "Acquired Portfolio").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Initial Class voting shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

      WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities, as described in paragraph 1.3 herein, of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

      1.1. Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Initial Class Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to Class I , computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the Initial Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio's Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Portfolio, to the Company, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record with respect to Class I shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares of the Initial Class received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Initial Class Acquiring Portfolio Shares to be so credited to Class I Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Initial Class shares of the Acquired Portfolio will represent a number of the Initial Class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Initial Class Acquiring Portfolio Shares in connection with such exchange.

      1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent, as defined in paragraph 3.3.

      1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2. VALUATION

      2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio's Board of Directors.

      2.2. The net asset value of an Initial Class Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Portfolio's Board of Directors.

      2.3. The number of the Initial Class Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets with respect to the Class I shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

      2.4. All computations of value shall be made by the Acquired Portfolio's designated record keeping agent and shall be subject to review by Acquiring Portfolio's record keeping agent and by each Portfolio's respective independent accountants.

3. CLOSING AND CLOSING DATE

      3.1. The Closing Date shall be December 3, 2005, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

      3.2. The Acquired Portfolio shall direct the Bank of New York Company, Inc., as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Portfolio's Assets are deposited, the Acquired Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3. The Acquired Portfolio shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

      4.1. Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Portfolio, represents and warrants to the Company as follows:

            (a) The Acquired Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended
(the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

            (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2004 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since December 31, 2004, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The proxy statement of the Acquired Portfolio (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2. Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Trust as follows:

            (a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2004 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since December 31, 2004, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph
(i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

            (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Initial Class Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

            (o) The information to be furnished by the Company for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

      5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3. The Acquired Portfolio covenants that the Initial Class Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Initial Class Acquiring Portfolio Shares received at the Closing.

      5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9. The Trust, on behalf of the Acquired Portfolio, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Portfolio's, title to and possession of the Acquiring Portfolio's Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Portfolio's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

      The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Company shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

      6.3. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

      6.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of the Initial Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

      The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Trust shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Trust shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;

      7.4. The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

      7.5. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of the Initial Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the conditions set forth in this paragraph 8.1;

      8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received the opinion of Dechert LLP addressed to the Trust and the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      9.1. The Trust, on behalf of the Acquired Portfolio, and the Company, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2 The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before March 31, 2006, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Initial Class Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company or the Trust, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey Falgout, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Portfolio, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                             ING PARTNERS, INC. on behalf of its
                                    ING FUNDAMENTAL RESEARCH PORTFOLIO series

________________                    By:________________________________________
SECRETARY

                                    Its:________________________________________

Attest: ING VARIABLE PRODUCTS TRUST on behalf of its ING VP DISCIPLINED LARGECAP PORTFOLIO series

________________                    By:_________________________________________
SECRETARY

                                    Its:________________________________________

                                                                      APPENDIX C

                        ADDITIONAL INFORMATION REGARDING
                       ING FUNDAMENTAL RESEARCH PORTFOLIO

                                  ("PORTFOLIO")

                                SHAREHOLDER GUIDE

ABOUT YOUR INVESTMENT

      The Portfolio is available only to serve as an investment option under variable annuity contracts or variable life insurance policies issued by insurance companies that are part of the ING Group of companies. Shares of the Portfolio may be sold in the future to insurance companies that are not affiliated with ING Group.

      ING Group also offers directly to the public other ING funds that may have a similar name, investment objective and/or strategy as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other ING funds in size and cash flow patterns. Accordingly, the performance of the Portfolio can be expected to vary from those of the other funds.

      You do not buy, sell or exchange shares of the Portfolio. You choose investment options through your annuity contract or life insurance policy.

      The insurance company that issued your variable annuity contract or life insurance policy is responsible for investing in the Portfolio according to the investment options that you have chosen. You should consult your variable contract prospectus for additional information about how this works.

      ING Investments may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Board of Directors believes is suitable, as long as any required regulatory standards are met.

DETERMINATION OF NET ASSET VALUE

      The NAV per share of the Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding.

      In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent the Portfolio invests in other registered investment companies, the Portfolio's NAV is calculated based on the current NAV of the registered investment company in which the Portfolio invests.

      Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

      When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Portfolio's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

-    Securities that are restricted as to transfer or resale.

      The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

      When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

      ING Life Insurance and Annuity Company. ("ILIAC" or "Adviser"), a Connecticut insurance corporation, is the investment adviser of the Portfolio, and the Portfolio has a sub-adviser referred to herein as the "Sub-Adviser." As of December 31, 2004, ILIAC managed approximately $7.1 billion in registered investment company assets. ILIAC is registered with the SEC as an investment adviser and its principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      ILIAC, subject to the supervision of the Board of Directors of the Portfolio, acts as a "manager-of-managers" for the Company. In this capacity, ILIAC oversees the Company's day-to-day operations and oversees its investment activities. For the Portfolio, ILIAC delegates to the Sub-Adviser the responsibility for investment management, subject to ILIAC's oversight. ILIAC monitors the investment activities of the Sub-Adviser. From time to time, ILIAC also may recommend the appointment of an additional or replacement Sub-Adviser to the Board. In this event, the name of the Portfolio and its investment strategies may also change. For information regarding the basis for the Board's approval of portfolio management relationships, please refer to the Portfolio's Statement of Additional Information.

      ILIAC has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of the Portfolio's securities.

Sub-Adviser

      ING Investment Management Co. ("ING IM") serves as the Sub-Adviser for the Portfolio. The principal address of ING IM is 230 Park Avenue, New York, New York 10169. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $61.0 billion in assets as of December 31, 2004.

      The following person is primarily responsible for the management of the
Portfolio:

        NAME                                    POSITION AND RECENT BUSINESS EXPERIENCE
---------------------         --------------------------------------------------------------------------
Christopher F. Corapi         Mr. Corapi is a Portfolio Manager and Director of Fundamental Equity
                              Research, ING IM, and has been managing  the Portfolio since April, 2005.
                              He joined ING IM in February 2004 and has over 20 years of investment experience.  Prior to joining ING IM, Mr. Corapi served as the global Head of Equity Research at Federated Investors since 2002.  He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan
                              Investment Management beginning in 1998.

      The Portfolio's Statement of Additional Information, dated April 29, 2005, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

      The SAI provides additional information about each portfolio manager's compensation other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the portfolios.


Parent Company

      ILIAC is an indirect wholly owned indirect subsidiary of ING Group, a global financial institution active in the fields of insurance, banking and asset management, with locations in more than 65 countries and more than 100,000 employees.

ADMINISTRATIVE SERVICES

      Pursuant to an Administrative Services Agreement between the Company and ING Fund Services LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolio and is responsible for the supervision of the Company's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Board of Directors. It may be terminated by either party on 60 days' written notice. As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PORTFOLIO DISTRIBUTION

      ING Financial Advisers, LLC is the principal underwriter and distributor of the Portfolio. Its principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156. ING Financial Advisers LLC is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

      The Portfolio's shares are classified into Initial Class, Service Class, and Adviser Class. The classes are identical except for different expenses, certain related rights and certain shareholder services. All classes of the Portfolio have a common investment objective and investment portfolio. For more information on the Service Class and Adviser Class, please consult the Service Class and Adviser Class Prospectuses, each dated April 29, 2005.

HOW ING COMPENSATES OFFERING THE PORTFOLIO AS AN INVESTMENT OPTION IN THEIR INSURANCE PRODUCTS

      ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolio's Adviser or its Distributor, out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio. These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

      The Adviser has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by contract holders through the relevant insurance company's Variable Contracts. As of the date of this prospectus, ING has entered into such arrangements with the following insurance companies:
Zurich Kemper Life Insurance Company; SAFECO Life Insurance Company; and First Fortis Life Insurance Company.

      The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Since the Portfolio is sub-advised by an ING entity, ING may retain more revenue than on other ING portfolios it must pay to have sub-advised by non-affiliated entities.

      Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolios advised by ING meets certain target levels or increases over time.

      The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

      Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

INTEREST OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

      The Portfolio is available to serve as an investment option offered through variable annuity contracts and variable life contracts and as an investment option to Qualified Plans. The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors permitted under the federal tax law. The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of variable annuity contracts, variable life insurance policies, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment medium, might at some time be in conflict because of differences in tax treatment or other considerations. The Board intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.

      If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

FREQUENT TRADING - MARKET TIMING

      The Portfolio is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by the insurance companies and as investment options for the Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

      The Portfolio relies on the financial intermediary to monitor frequent, short-term trading within the Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

      The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Portfolio Manager to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.

      Since the Portfolio may invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur even if the Portfolio did not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy.

      Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation polices and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

      Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. The Portfolio posts its complete portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1).

      The Portfolio's complete portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Portfolio ends on December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL HIGHLIGHTS

      The information in the table below has been derived from ING Fundamental Research Portfolio's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six month period ended June 30, 2005 which is unaudited.

                                                                                     CLASS I

                                                         (UNAUDITED)                                          PERIOD FROM DECEMBER
                                                       SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,                10, 2001(1)
                                                           JUNE 30,       --------------------------------       TO DECEMBER 31,
                                                             2005         2004        2003       2002                 2001
                                                       ---------------    -----       -----      ---------    ---------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                   $     8.71       7.97        6.30        8.16              8.23
   Income (loss) from investment operations:
   Net investment income                                  $     0.05       0.07        0.04        0.03              0.00*
   Net realized and unrealized gain (loss) on                              0.73        1.70       (1.89)            (0.07)
   investments                                            $    (0.20)
   Total from investment operations                       $    (0.15)      0.80        1.74       (1.86)            (0.07)
   Less distributions:
   Net investment income                                  $        -       0.06)      (0.07)      (0.00)                -
   Net realized gain from investments                     $        -          -           -       (0.00)                -
   Total distributions                                    $        -      (0.06)      (0.07)      (0.00)                -
   Net asset value, end of period                         $     8.56       8.71        7.97        6.30              8.16
   TOTAL RETURN(2)                                        %    (1.72)     10.19       27.74      (22.76)            (0.85)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                      $    3,707      4,047         650         199                10
   Ratios to average net assets:
   Expenses(3)                                            %     0.80       0.80        0.80        0.80              0.80
   Net investment income(3)                               %     0.94       1.33        1.03        1.08              0.66
   Portfolio turnover rate                                %      114         91          35          60                 0#

(1) Commencement of operations.

(2) Total Return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

*   Amount is less than $0.01 or $(0.01).

#   Rounds to less than 0.01%

                                                                      APPENDIX D

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

      The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of August 16, 2005:

ING VP DISCIPLINED LARGECAP PORTFOLIO

                                                                                              PERCENTAGE OF COMBINED
NAME AND ADDRESS OF SHAREHOLDER     PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
                                       AND TYPE OF OWNERSHIP          PERCENTAGE OF FUND         REORGANIZATION*

ING FUNDAMENTAL RESEARCH PORTFOLIO

                                                                                              PERCENTAGE OF COMBINED
NAME AND ADDRESS OF SHAREHOLDER     PERCENT OF CLASS OF SHARES                                  FUND AFTER THE
                                        AND TYPE OF OWNERSHIP         PERCENTAGE OF FUND         REORGANIZATION*

----------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on August 16, 2005.

                                     PART B

                               ING PARTNERS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 14, 2005


Acquisition of the Assets and Liabilities of:                By and in Exchange for Shares of:
  ING VP Disciplined LargeCap Portfolio                    ING Fundamental Research Portfolio
  (a series of ING Variable Products Trust)                   (a series of ING Partners, Inc.)
     7337 East Doubletree Ranch Road                        7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258-2034                         Scottsdale, Arizona 85258-2034


This Statement of Additional Information of ING Partners, Inc. ("SAI") is available to the shareholders of ING VP Disciplined LargeCap Portfolio, Inc. in connection with a proposed transaction whereby all of the assets and known liabilities of the ING VP Disciplined LargeCap Portfolio will be transferred to ING Fundamental Research Portfolio, a series of ING Partners, Inc., in exchange for shares of ING Fundamental Research Portfolio.

This SAI consists of: (i) this cover page; (ii) the "ING Fundamental Research Portfolio Additional Information" presented on pages 1 through 2 of this SAI, which presents certain information with respect to the management of the ING Fundamental Research Portfolio; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

           1. The SAI for ING Fundamental Research Portfolio, dated April 29, 2005, as filed on May 3, 2005, and the SAI for ING VP Disciplined LargeCap Portfolio, dated April 29, 2005, as filed on May 3, 2005.

           2. The Financial Statements of the Fundamental Research Portfolio and VP Disciplined LargeCap Portfolio, respectively, are included in the Initial Class Annual Report, dated December 31, 2004 as filed on March 7, 2005, and the Class I Annual Report, dated December 31, 2004, as filed on March 7, 2005.

                  This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated September 14, 2005, relating to the Reorganization of ING VP Disciplined LargeCap Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                             ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


DIRECTOR OWNERSHIP OF SECURITIES...............................................1
   Shareholder Ownership Policy................................................1

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES...................................1
   Shareholder Ownership Policy................................................1

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS............................2
   Other Managed Accounts
   Potential Conflicts Of Interest
   Compensation Structure Of Portfolio Manager
   Portfolio Manager Ownership Of Securities

PRO FORMA FINANCIAL STATEMENTS.................................................2

                       ING FUNDAMENTAL RESEARCH PORTFOLIO
                             ADDITIONAL INFORMATION

DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

In order to further align the interests of the Independent Directors with shareholders, it is the policy to own beneficially shares of one or more ING Funds (each a "Fund") at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any Fund investments will not cause a Director to have to make any additional investments under this Policy Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2004.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                                                    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEES                   FUNDAMENTAL RESEARCH PORTFOLIO           OF INVESTMENT COMPANIES
---------------------------------- ------------------------------- ------------------------------------------
John V. Boyer                                    $0                                  None
Paul S. Doherty(1)                               $0                              Over $100,000
J. Michael Earley(2)                             $0                            $50,001 - 100,000
R. Barbara Gitenstein(2)                         $0                            $50,001 - 100,000
Patrick W. Kenny                                 $0                                  None
Walter H. May(2)                                 $0                              Over $100,000
Jock Patton(2)                                   $0                            $10,001 - 50,000
David W. C. Putnam(2)                            $0                              Over $100,000
Blaine E. Rieke(1)                               $0                            $50,001 - 100,000
Roger B. Vincent(2)                              $0                              Over $100,000
Richard A. Wedemeyer(2)                          $0                            $50,001 - 100,000



TRUSTEES WHO ARE
"INTERESTED PERSONS"
---------------------------------- ------------------------------- ------------------------------------------
Thomas J. McInerney(2)                           $0                              Over $100,000
John G. Turner(2)                                $0                              Over $100,000

------------------------------------------
(1)      Retired as Director on December 31, 2004.
(2) Commenced services as Director on January 1, 2005. Prior to January 1, 2005, these Directors were members of the board of directors of the other Funds in the ING Complex of Funds. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Share Ownership Policy

As of December 31, 2004, none of the Independent Directors or their immediate family members owned any shares of the ING Funds' investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2004.

                       REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                       COMPANIES                        VEHICLES                            OTHER ACCOUNTS
                       ------------------------------------------------------------------------------------------------
                       NUMBER
PORTFOLIO                 OF                            NUMBER OF                           NUMBER OF
MANAGER                ACCOUNTS      TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------
Christopher F.         1             $3,533,199,115     1               $15,142,359         2              $3,123,709
Corapi

POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGER

Compensation consists of (a) base salary; (b) bonus which is based on ING IM performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep N.V.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (S&P 500 Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2004, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

                                           DOLLAR RANGE OF
PORTFOLIO MANAGER                          FUND SHARES OWNED
-----------------                          -----------------

Christopher F. Corapi                             None


PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2005. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

      STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)


                                                                    ING VP         ING
                                                                 DISCIPLINED    FUNDAMENTAL
                                                                   LARGECAP      RESEARCH                           PRO FORMA
                                                                  PORTFOLIO      PORTFOLIO      ADJUSTMENTS          COMBINED
                                                                -----------     -----------     -----------         ---------
ASSETS:
Investments in securities at value*                              $  7,611,403   $ 37,875,097                       $ 45,486,500
Repurchase Agreement                                                  171,000      2,113,000                          2,284,000
Cash                                                                       36          2,573                              2,609
Cash collateral for futures                                             9,450         53,550                             63,000
Receivables:
        Investment securities sold                                     82,429      1,650,187                          1,732,616
        Dividends and interest                                          8,531         55,350                             63,881
Prepaid expenses                                                          161              -                                161
Reimbursement due from manager                                          2,023              -                              2,023
                                                                 ------------   ------------    -----------        ------------
        Total assets                                                7,885,033     41,749,757                         49,634,790
                                                                 ------------   ------------    -----------        ------------

LIABILITIES:
Payable for investment securities purchased                            59,082      2,237,565                          2,296,647
Payable for futures variation margin                                    1,125          6,000                              7,125
Payable to affiliates                                                   5,569         34,342                             39,911
Payable to directors                                                    3,168              -                              3,168
Other accrued expenses and liabilities                                 29,319              -                             29,319
                                                                 ------------   ------------    -----------        ------------
        Total liabilities                                              98,263      2,277,907                          2,376,170
                                                                 ------------   ------------    -----------        ------------
NET ASSETS                                                       $  7,786,770   $ 39,471,850                       $ 47,258,620
                                                                 ============   ============    ===========        ============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                  $ 13,715,449   $ 39,564,218                       $ 53,279,667
Undistributed net investment income                                    14,719        562,766                            577,485
Accumulated net realized loss on investments and
        foreign currency related transactions and futures          (6,359,499)    (1,657,167)                        (8,016,666)
Net unrealized appreciation on investments and foreign
        currency related transactions and futures                     416,101      1,002,033                          1,418,134
                                                                 ------------   ------------    -----------        ------------
NET ASSETS                                                       $  7,786,770   $ 39,471,850    $         -        $ 47,258,620
                                                                 ============   ============    ===========        ============
*    Cost of investments in securities                           $  7,193,636   $ 36,859,939                       $ 44,053,575

Class ADV
        Net assets                                                   n/a        $  3,546,172                       $  3,546,172
        Shares authorized                                            n/a           unlimited                          unlimited
        Par value                                                    n/a        $      0.001                       $      0.001
        Shares outstanding                                           n/a             419,309                            419,309
        Net asset value and redemption price per share               n/a        $       8.46                       $       8.46

Class I/Initial Class
        Net assets                                               $  7,786,770   $  3,707,397                       $ 11,494,167
        Shares authorized                                           unlimited      unlimited                          unlimited
        Par value                                                $      0.010   $      0.001                       $      0.001
        Shares outstanding                                          1,938,086        433,026     (1,028,417)(A)       1,342,695
        Net asset value and redemption price per share           $       4.02   $       8.56                       $       8.56

Class S
        Net assets                                                   n/a        $ 32,218,281                       $ 32,218,281
        Shares authorized                                            n/a           unlimited                          unlimited
        Par value                                                    n/a        $      0.001                       $      0.001
        Shares outstanding                                           n/a           3,772,123                          3,772,123
        Net asset value and redemption price per share               n/a        $       8.54                       $       8.54

------------------------

(A) Reflects retired shares, net of shares converted to ING Fundamental Research Portfolio (Calculation: Net Assets/ NAV per share)

                 See Accompanying Notes to Financial Statements

                       STATEMENT OF OPERATIONS (UNAUDITED)

                                                     ING VP       ING FUNDAMENTAL
                                                   DISCIPLINED        RESEARCH       PRO FORMA                         PRO FORMA
                                                     LARGECAP        PORTFOLIO       COMBINED                          COMBINED
                                                    PORTFOLIO         FOR THE         FOR THE                           FOR THE
                                                  FOR THE TWELVE   TWELVE MONTHS   TWELVE MONTHS                     TWELVE MONTHS
                                                   MONTHS ENDED        ENDED           ENDED                             ENDED
                                                  JUNE 30, 2005    JUNE 30, 2005   JUNE 30, 2005    ADJUSTMENTS      JUNE 30, 2005
                                                  -------------   --------------   -------------    -----------      -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*           $  175,727        $ 889,568     $ 1,065,295                        $ 1,065,295
Interest                                                 4,251           13,499          17,750                             17,750
Securities lending income                                    -            1,430           1,430                              1,430
                                                    ----------      -----------     -----------                        -----------
       Total investment income                         179,978          904,497       1,084,475                          1,084,475
                                                    ----------      -----------     -----------                        -----------
EXPENSES:
 Distribution and service fees
       Class ADV                                             -           17,502          17,502                             17,502
       Class S                                               -           92,000          92,000                             92,000
 Investment management fees                             69,189          263,959         333,148        (13,758) (A)        319,390
 Transfer agent fees                                       355                -             355           (355) (A)              -
 Administrative service fees                             9,224           88,301          97,525          8,938  (A)        106,463
 Shareholder reporting expense                           4,278                -           4,278         (4,278) (A)              -
 Professional fees                                       4,823                -           4,823         (4,823) (A)              -
 Custody and accounting expense                          5,264                -           5,264         (5,264) (A)              -
 Trustee fees and expenses                                 573                -             573           (573) (A)              -
 Miscellaneous expense                                   2,213                -           2,213         (2,213) (A)              -
                                                    ----------      -----------     -----------       --------         -----------
       Total expenses                                   95,919          461,762         557,681        (22,326)            535,355
                                                       (13,076)               -         (13,076)        13,076                   -
                                                    ----------      -----------     -----------       --------         -----------
       Net expenses                                     82,843          461,762         544,605         (9,250)            535,355
                                                    ----------      -----------     -----------       --------         -----------
 Net investment income                                  97,135          442,735         539,870          9,250             549,120
                                                    ----------      -----------     -----------       --------         -----------

 REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS AND FOREIGN CURRENCY
       RELATED TRANSACTIONS:
 Net realized gain (loss) on:
       Investments                                   1,015,592        2,458,428       3,474,020                          3,474,020
       Foreign currency related transactions              (523)          15,929          15,406                             15,406
                                                    ----------      -----------     -----------       --------         -----------
       Net realized gain on investments and
               foreign currency related
               transactions                          1,015,069        2,474,357       3,489,426              -           3,489,426
                                                    ----------      -----------     -----------       --------         -----------
 Net change in unrealized appreciation or
       depreciation on:
       Investments                                    (348,441)        (753,456)     (1,101,897)                        (1,101,897)
       Foreign currency related transactions            (2,378)         (13,125)        (15,503)                           (15,503)
                                                    ----------      -----------     -----------       --------         -----------
       Net change in unrealized appreciation or
               depreciation on investments and
               foreign currency related
               transactions                           (350,819)        (766,581)     (1,117,400)             -          (1,117,400)
                                                    ----------      -----------     -----------       --------         -----------
               Net realized and unrealized gain
                     on investments and foreign
                     currency related
                     transactions                      664,250        1,707,776       2,372,026              -           2,372,026
                                                    ----------      -----------     -----------       --------         -----------
      INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                       $  761,385      $ 2,150,511     $ 2,911,896       $  9,250         $ 2,921,146
                                                    ==========      ===========     ===========       ========         ===========
*     Foreign taxes                                 $        -      $     2,368     $     2,368                        $     2,368

---------------------
(A) Reflects effects of new contractual rates.

                 See Accompanying Notes to Financial Statements

PORTFOLIOS OF INVESTMENTS AS OF JUNE 30, 2005 (UNAUDITED)

   ING VP         ING                                                                         ING VP          ING
DISCIPLINED   FUNDAMENTAL                                                                  DISCIPLINED    FUNDAMENTAL
 LARGE CAP     RESEARCH                                                                     LARGE CAP       RESEARCH
 PORTFOLIO     PORTFOLIO     PRO FORMA                                                      PORTFOLIO      PORTFOLIO      PRO FORMA
 ---------     ---------     ---------                                                      ---------      ---------      ---------

                                 Shares                                                                      Value
--------------------------------------------------------------------------------------     -----------------------------------------
COMMON STOCK: 96.3%
                                               ADVERTISING: 0.1%
      500              -           500         Omnicom Group, Inc.                              39,930              -        39,930
                                                                                             ---------     ----------    ----------
                                                                                                39,930              -        39,930
                                                                                             ---------     ----------    ----------
                                               AEROSPACE/DEFENSE: 2.1%
      570              -           570         Boeing Co.                                       37,620              -        37,620
      500              -           500         General Dynamics Corp.                           54,770              -        54,770
      885              -           885         Lockheed Martin Corp.                            57,410              -        57,410
      660         15,437        16,097         United Technologies Corp.                        33,891        792,690       826,581
                                                                                             ---------      ---------     ---------
                                                                                               183,691        792,690       976,381
                                                                                             ---------     ----------    ----------
                                               AGRICULTURE: 3.5%
    1,345         21,900        23,245         Altria Group, Inc.                               86,968      1,416,054     1,503,022
    1,840              -         1,840         Archer-Daniels-Midland Co.                       39,339              -        39,339
      710              -           710         Monsanto Co.                                     44,638              -        44,638
      400              -           400         Reynolds American, Inc.                          31,520              -        31,520
      500              -           500         UST, Inc.                                        22,830              -        22,830
                                                                                             ---------     ----------    ----------
                                                                                               225,295      1,416,054     1,641,349
                                                                                             ---------     ----------    ----------
                                               APPAREL: 0.2%
    1,190              -         1,190 @       Coach, Inc.                                      39,948              -        39,948
      555              -           555         Nike, Inc.                                       48,064              -        48,064
      320              -           320         VF Corp.                                         18,310              -        18,310
                                                                                             ---------     ----------    ----------
                                                                                               106,322              -       106,322
                                                                                             ---------     ----------    ----------
                                               AUTO MANUFACTURERS: 0.1%
    4,600              -         4,600         Ford Motor Co.                                   47,104              -        47,104
                                                                                             ---------     ----------    ----------
                                                                                                47,104              -        47,104
                                                                                             ---------     ----------    ----------
                                               AUTO PARTS AND EQUIPMENT: 0.0%
      580              -           580 @       Goodyear Tire & Rubber Co.                        8,642              -         8,642
                                                                                             ---------     ----------    ----------
                                                                                                 8,642              -         8,642
                                                                                             ---------     ----------    ----------
                                               BANKS: 4.3%
    4,165              -         4,165         Bank of America Corp.                           189,966              -       189,966
        -          5,800         5,800         City National Corp.                                   -        415,918       415,918
      535              -           535         Comerica, Inc.                                   30,923              -        30,923
    1,325         14,700        16,025         U.S. Bancorp                                     38,690        429,240       467,930
    1,000              -         1,000         Wachovia Corp.                                   49,600              -        49,600
    1,135         13,266        14,401         Wells Fargo & Co.                                69,893        816,920       886,813
                                                                                             ---------     ----------    ----------
                                                                                               379,072      1,662,078     2,041,150
                                                                                             ---------     ----------    ----------
                                               BEVERAGES: 1.2%

                 See Accompanying Notes to Financial Statements

  ING VP           ING                                                                         ING VP          ING
DISCIPLINED    FUNDAMENTAL                                                                   DISCIPLINED   FUNDAMENTAL
 LARGE CAP      RESEARCH                                                                      LARGE CAP     RESEARCH
 PORTFOLIO      PORTFOLIO     PRO FORMA                                                       PORTFOLIO     PORTFOLIO     PRO FORMA
---------------------------------------                                                      --------------------------------------
                SHARES                                                                                      VALUE
---------------------------------------                                                      --------------------------------------
      273              -           273         Brown-Forman Corp.                               16,506                       16,506
    2,930              -         2,930         Coca-Cola Co.                                   122,327                      122,327
    1,125          6,783         7,908         PepsiCo, Inc.                                    60,671        365,807       426,478
                                                                                             ---------     ----------    ----------
                                                                                               199,504        365,807       565,311
                                                                                             ---------     ----------    ----------
                                               BIOTECHNOLOGY: 0.9%
      835          6,423         7,258 @       Amgen, Inc.                                      50,484        388,335       438,819
                                                                                             ---------     ----------    ----------
                                                                                                50,484        388,335       438,819
                                                                                             ---------     ----------    ----------
                                               BUILDING MATERIALS: 0.8%
        -          9,568         9,568         American Standard Cos., Inc.                          -        401,091       401,091
                                                                                             ---------     ----------    ----------
                                                                                                     -        401,091       401,091
                                                                                             ---------     ----------    ----------
                                               CHEMICALS: 1.0%
      675          8,330         9,005         Dow Chemical Co.                                 30,058        370,935       400,993
      695              -           695         E.I. du Pont de Nemours & Co.                    29,892              -        29,892
      585              -           585         PPG Industries, Inc.                             36,714              -        36,714
      400              -           400         Sherwin-Williams Co.                             18,836              -        18,836
                                                                                             ---------     ----------    ----------
                                                                                               115,500        370,935       486,435
                                                                                             ---------     ----------    ----------
                                               COMMERCIAL SERVICES: 0.2%
      390              -           390         Equifax, Inc.                                    13,927              -        13,927
      920              -           920         McKesson Corp.                                   41,207              -        41,207
    1,080              -         1,080         Paychex, Inc.                                    35,143              -        35,143
                                                                                             ---------     ----------    ----------
                                                                                                90,277              -        90,277
                                                                                             ---------     ----------    ----------
                                               COMPUTERS: 0.9%
    1,650              -         1,650 @       Apple Computer, Inc.                             60,737              -        60,737
    3,065              -         3,065 @       Dell, Inc.                                      121,098              -       121,098
    4,680              -         4,680 @       EMC Corp.                                        64,163              -        64,163
    1,943              -         1,943         Hewlett-Packard Co.                              45,680              -        45,680
    1,010              -         1,010         International Business Machines Corp.            74,942              -        74,942
    1,295              -         1,295 @       Network Appliance, Inc.                          36,610              -        36,610
    2,600              -         2,600 @       Seagate Technology                                    -              -             -
   10,565              -        10,565 @       Sun Microsystems, Inc.                           39,407              -        39,407
                                                                                             ---------     ----------    ----------
                                                                                               442,637              -       442,637
                                                                                             ---------     ----------    ----------
                                               COSMETICS/PERSONAL CARE: 1.5%
    1,000              -         1,000         Kimberly-Clark Corp.                             62,590              -        62,590
    1,585         10,402        11,987         Procter & Gamble Co.                             83,609        548,706       632,315
                                                                                             ---------     ----------    ----------
                                                                                               146,199        548,706       694,905
                                                                                             ---------     ----------    ----------
                                               DIVERSIFIED FINANCIAL SERVICES: 10.2%
      780              -           780         American Express Co.                             41,519              -        41,519
        -          4,031         4,031         Bear Stearns Cos., Inc.                               -        418,982       418,982
        -          8,099         8,099         Capital One Financial Corp.                           -        648,001       648,001
      700              -           700         CIT Group, Inc.                                  30,079              -        30,079
    2,900         31,064        33,964         Citigroup, Inc.                                 134,068      1,436,088     1,570,156
    1,300         17,000        18,300         Countrywide Financial Corp.                      50,193        656,370       706,563
      595              -           595         Fannie Mae                                       34,748              -        34,748
        -          5,754         5,754         Goldman Sachs Group, Inc.                             -        587,023       587,023
      580          6,564         7,144         Lehman Brothers Holdings, Inc.                   57,582        651,674       709,256
      565              -           565         Merrill Lynch & Co., Inc.                        31,081              -        31,081
      705              -           705         Morgan Stanley                                   36,991              -        36,991
    1,115              -         1,115 @       Providian Financial Corp.                        19,657              -        19,657

                 See Accompanying Notes to Financial Statements

  ING VP           ING
DISCIPLINED    FUNDAMENTAL                                                                ING VP        ING FUNDAMENTAL
 LARGE CAP      RESEARCH                                                            DISCIPLINED LARGE  RESEARCH PORTFOLIO
 PORTFOLIO      PORTFOLIO    PRO FORMA                                                CAP PORTFOLIO                       PRO FORMA
--------------------------------------                                                       --------------------------------------
SHARES                                                                                                       VALUE
--------------------------------------                                                       --------------------------------------
                                                                                             ---------     ----------    ----------
                                                                                               435,918      4,398,138     4,834,056
                                                                                             ---------     ----------    ----------
                                               ELECTRIC: 2.2%
    1,090              -         1,090         Duke Energy Corp.                                32,406              -        32,406
        -         11,200        11,200         Entergy Corp.                                         -        846,160       846,160
      775              -           775         Exelon Corp.                                     39,781              -        39,781
      830              -           830         Southern Co.                                     28,776              -        28,776
    1,200              -         1,200         TXU Corp.                                        99,708              -        99,708
                                                                                             ---------     ----------    ----------
                                                                                               200,671        846,160     1,046,831
                                                                                             ---------     ----------    ----------
                                               ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
      900              -           900         Emerson Electric Co.                             56,367              -        56,367
                                                                                             ---------     ----------    ----------
                                                                                                56,367              -        56,367
                                                                                             ---------     ----------    ----------
                                               ELECTRONICS: 1.5%
        -         22,700        22,700 @       Jabil Circuit, Inc.                                   -        697,571       697,571
    3,117              -         3,117 @       Solectron Corp.                                  11,813              -        11,813
                                                                                             ---------     ----------    ----------
                                                                                                11,813        697,571       709,384
                                                                                             ---------     ----------    ----------
                                               ENGINEERING AND CONSTRUCTION: 0.6%
        -          5,329         5,329 @       Jacobs Engineering Group, Inc.                        -        299,810       299,810
                                                                                             ---------     ----------    ----------
                                                                                                     -        299,810       299,810
                                                                                             ---------     ----------    ----------
                                               FOOD: 1.0%
      900              -           900         General Mills, Inc.                              42,111              -        42,111
        -         11,911        11,911         McCormick & Co., Inc.                                 -        389,251       389,251
      447              -           447         SUPERVALU, Inc.                                  14,577              -        14,577
      600              -           600         Wm. Wrigley Jr. Co.                              41,304              -        41,304
                                                                                             ---------     ----------    ----------
                                                                                                97,992        389,251       487,243
                                                                                             ---------     ----------    ----------
                                               HAND/MACHINE TOOLS: 0.9%
      240              -           240         Black & Decker Corp.                             21,564              -        21,564
        -          9,151         9,151         Stanley Works                                         -        416,737       416,737
                                                                                             ---------     ----------    ----------
                                                                                                21,564        416,737       438,301
                                                                                             ---------     ----------    ----------
                                               HEALTHCARE-PRODUCTS: 4.3%
      735              -           735         Becton Dickinson & Co.                           38,565              -        38,565
        -         16,600        16,600         Baxter Intl., Inc.                                    -        615,860       615,860
      800              -           800         Guidant Corp.                                    53,840              -        53,840
    1,925         11,689        13,614         Johnson & Johnson                               125,126        759,785       884,911
      795          7,505         8,300         Medtronic, Inc.                                  41,173        388,684       429,857
                                                                                             ---------     ----------    ----------
                                                                                               258,704      1,764,329     2,023,033
                                                                                             ---------     ----------    ----------
                                               HEALTHCARE-SERVICES: 2.0%
      660              -           660         Aetna, Inc.                                      54,661              -        54,661
        -         18,200        18,200 @       HealthNet, Inc.                                       -        694,512       694,512
      570              -           570 @       Humana, Inc.                                     22,652              -        22,652
    1,810              -         1,810         UnitedHealth Group, Inc.                         94,374              -        94,374
    1,110              -         1,110 @       WellPoint, Inc.                                  77,300              -        77,300
                                                                                             ---------     ----------    ----------
                                                                                               248,987        694,512       943,499
                                                                                             ---------     ----------    ----------
                                               INSURANCE: 1.9%
      859              -           859 @@      ACE Ltd.                                         38,526              -        38,526
    1,200              -         1,200         Allstate Corp.                                   71,700              -        71,700
    1,630          5,405         7,035         American Intl. Group, Inc.                       94,702        314,031       408,733
    1,000              -         1,000         Aon Corp.                                        25,040              -        25,040
      495              -           495         Chubb Corp.                                      42,377              -        42,377

                 See Accompanying Notes to Financial Statements

  ING VP           ING
DISCIPLINED    FUNDAMENTAL                                                                ING VP        ING FUNDAMENTAL
 LARGE CAP      RESEARCH                                                            DISCIPLINED LARGE  RESEARCH PORTFOLIO
 PORTFOLIO      PORTFOLIO    PRO FORMA                                                CAP PORTFOLIO                       PRO FORMA
--------------------------------------                                                       --------------------------------------
SHARES                                                                                                       VALUE
--------------------------------------                                                       --------------------------------------
      360              -           360         CIGNA Corp.                                      38,531              -        38,531
    1,430              -         1,430         MetLife, Inc.                                    64,264              -        64,264
      300              -           300         MGIC Investment Corp.                            19,566              -        19,566
      480              -           480         Progressive Corp.                                47,429              -        47,429
      965              -           965         Prudential Financial, Inc.                       63,362              -        63,362
      450              -           450         Safeco Corp.                                     24,453              -        24,453
      480              -           480 @@      XL Capital Ltd.                                  35,722              -        35,722
                                                                                             ---------     ----------    ----------
                                                                                               565,672        314,031       879,703
                                                                                             ---------     ----------    ----------
                                               INTERNET: 1.5%
      760              -           760 @       eBay, Inc.                                       25,088              -        25,088
    1,960              -         1,960 @       Symantec Corp.                                   42,610              -        42,610
      795         17,028        17,823 @       Yahoo!, Inc.                                     27,547        590,020       617,567
                                                                                             ---------     ----------    ----------
                                                                                                95,245        590,020       685,265
                                                                                             ---------     ----------    ----------
                                               IRON/STEEL: 0.1%
      500              -           500         Nucor Corp.                                      22,810              -        22,810
      390              -           390         United States Steel Corp.                        13,404              -        13,404
                                                                                             ---------     ----------    ----------
                                                                                                36,214              -        36,214
                                                                                             ---------     ----------    ----------
                                               LEISURE TIME: 1.5%
      300              -           300         Carnival Corp.                                   16,365              -        16,365
        -         14,700        14,700         Royal Caribbean Cruises Ltd.                          -        710,892       710,892
                                                                                             ---------     ----------    ----------
                                                                                                16,365        710,892       727,257
                                                                                             ---------     ----------    ----------
                                               LODGING: 0.8%
        -         15,859        15,859         Hilton Hotels Corp.                                   -        378,237       378,237
                                                                                             ---------     ----------    ----------
                                                                                                     -        378,237       378,237
                                                                                             ---------     ----------    ----------
                                               MACHINERY-DIVERSIFIED: 0.1%
      570              -           570         Rockwell Automation, Inc.                        27,765              -        27,765
                                                                                             ---------     ----------    ----------
                                                                                                27,765              -        27,765
                                                                                             ---------     ----------    ----------
                                               MEDIA: 4.0%
    1,400              -         1,400 @       Comcast Corp.                                    42,980              -        42,980
    1,000              -         1,000         McGraw-Hill Cos., Inc.                           44,250              -        44,250
    1,900              -         1,900         News Corp. - Class A                             30,742              -        30,742
    2,975         38,713        41,688 @       Time Warner, Inc.                                49,711        479,794       529,505
    1,085         18,222        19,307         Viacom, Inc.                                     34,742        583,468       618,210
    1,325         23,400        24,725         Walt Disney Co.                                  33,364        589,213       622,577
                                                                                             ---------     ----------    ----------
                                                                                               235,789      1,652,475     1,888,264
                                                                                             ---------     ----------    ----------
                                               MINING: 0.8%
        -         14,100        14,100         Alcoa, Inc.                                           -        368,433       368,433
                                                                                             ---------     ----------    ----------
                                                                                                     -        368,433       368,433
                                                                                             ---------     ----------    ----------
                                               MISCELLANEOUS MANUFACTURING: 6.9%
      450              -           450         3M Co.                                           32,535              -        32,535
      800          8,100         8,900         Danaher Corp.                                    41,872        423,954       465,826
    6,800         48,412        55,212         General Electric Co.                            235,620      1,677,476     1,913,096
    1,650              -         1,650         Honeywell Intl., Inc.                            60,440              -        60,440
        -         26,976        26,976 @@      Tyco Intl., Ltd.                                      -        787,699       787,699
                                                                                             ---------     ----------    ----------
                                                                                               370,467      2,889,129     3,259,596
                                                                                             ---------     ----------    ----------
                                               OIL AND GAS: 8.1%
      745              -           745         Burlington Resources, Inc.                       41,154              -        41,154
    2,145              -         2,145         ChevronTexaco Corp.                             119,948              -       119,948

                 See Accompanying Notes to Financial Statements

  ING VP           ING
DISCIPLINED    FUNDAMENTAL                                                                ING VP        ING FUNDAMENTAL
 LARGE CAP      RESEARCH                                                            DISCIPLINED LARGE  RESEARCH PORTFOLIO
 PORTFOLIO      PORTFOLIO    PRO FORMA                                                CAP PORTFOLIO                       PRO FORMA
--------------------------------------                                                       --------------------------------------
SHARES                                                                                                       VALUE
--------------------------------------                                                       --------------------------------------
    1,596              -         1,596         ConocoPhillips                                   91,754              -        91,754
      885              -           885         Devon Energy Corp.                               44,852              -        44,852
        -         11,557        11,557         ENSCO Intl., Inc.                                     -        413,163       413,163
        -          7,956         7,956         EOG Resources, Inc.                                   -        451,901       451,901
    5,005         22,280        27,285         Exxon Mobil Corp.                               287,636      1,280,431     1,568,067
      780              -           780         Marathon Oil Corp.                               41,629              -        41,629
      700              -           700         Occidental Petroleum Corp.                       53,851              -        53,851
        -          8,980         8,980 @       Plains Exploration & Production Co.                   -        319,059       319,059
      150              -           150         Sunoco, Inc.                                     17,052              -        17,052
      580              -           580         Unocal Corp.                                     37,729              -        37,729
      565              -           565         Valero Energy Corp.                              44,697              -        44,697
        -         17,557        17,557         XTO Energy, Inc.                                      -        596,762       596,762
                                                                                             ---------     ----------    ----------
                                                                                               780,302      3,061,316     3,841,618
                                                                                             ---------     ----------    ----------
                                               OIL AND GAS SERVICES: 1.6%
        -          4,569         4,569         Halliburton Co.                                       -        218,490       218,490
        -          7,064         7,064         Schlumberger Ltd.                                     -        536,440       536,440
                                                                                             ---------     ----------    ----------
                                                                                                     -        754,930       754,930
                                                                                             ---------     ----------    ----------
                                               PHARMACEUTICALS: 5.8%                                                              -
      310              -           310         AmerisourceBergen Corp.                          21,437              -        21,437
      905              -           905         Cardinal Health, Inc.                            52,110              -        52,110
    1,135              -         1,135 @       Caremark Rx, Inc.                                50,530              -        50,530
      800              -           800 @       King Pharmaceuticals, Inc.                        8,336              -         8,336
    1,440              -         1,440         Merck & Co., Inc.                                44,352              -        44,352
    7,578         42,243        49,821         Pfizer, Inc.                                    209,001      1,165,061     1,374,062
        -         19,600        19,600 @@      Teva Pharmaceutical Industries Ltd. ADR               -        610,344       610,344
        -         12,869        12,869         Wyeth                                                          572,671       572,671
                                                                                             ---------     ----------    ----------
                                                                                               385,766      2,348,076     2,733,842
                                                                                             ---------     ----------    ----------
                                               RETAIL: 3.5%
      755              -           755         Best Buy Co., Inc.                               51,755              -        51,755
      691              -           691         Circuit City Stores, Inc.                        11,947              -        11,947
      440              -           440         Darden Restaurants, Inc.                         14,511              -        14,511
    2,925          7,892        10,817         Home Depot, Inc.                                113,782        306,999       420,781
      825              -           825         J.C. Penney Co., Inc. Holding Co.                43,379              -        43,379
      480              -           480         Lowe's Cos., Inc.                                27,946              -        27,946
      925              -           925         McDonald's Corp.                                 25,669              -        25,669
      300              -           300 @       Sears Holdings Corp.                             44,961              -        44,961
    2,085              -         2,085         Staples, Inc.                                    44,452              -        44,452
      300              -           300 @       Starbucks Corp.                                  15,498              -        15,498
      525              -           525         Target Corp.                                     28,565              -        28,565
        -         13,200        13,200         Tiffany & Co.                                         -        432,432       432,432
      700              -           700 @       Toys "R" Us, Inc.                                18,536              -        18,536
    2,115          6,205         8,320         Wal-Mart Stores, Inc.                           101,943        299,081       401,024
    1,690              -         1,690         Walgreen Co.                                     77,723              -        77,723
                                                                                             ---------     ----------    ----------
                                                                                               620,667      1,038,512     1,659,179
                                                                                             ---------     ----------    ----------
                                               SEMICONDUCTORS: 4.4%
    6,665         21,690        28,355         Intel Corp.                                     173,690        565,241       738,931
        -         10,243        10,243 @, @@   Marvell Technology Group Ltd.                         -        389,644       389,644
        -         15,363        15,363         Maxim Integrated Products, Inc.                       -        587,021       587,021

                 See Accompanying Notes to Financial Statements

  ING VP           ING
DISCIPLINED    FUNDAMENTAL                                                                ING VP        ING FUNDAMENTAL
 LARGE CAP      RESEARCH                                                            DISCIPLINED LARGE  RESEARCH PORTFOLIO
 PORTFOLIO      PORTFOLIO    PRO FORMA                                                CAP PORTFOLIO                       PRO FORMA
--------------------------------------                                                       --------------------------------------
SHARES                                                                                                       VALUE
--------------------------------------                                                       --------------------------------------
        -         35,041        35,041 @@      Taiwan Semiconductor
                                               Manufacturing Co. Ltd. ADR                            -        319,569       319,569
    1,205              -         1,205         Texas Instruments, Inc.                          33,824              -        33,824
                                                                                             ---------     ----------    ----------
                                                                                               207,514      1,861,475     2,068,989
                                                                                             ---------     ----------    ----------
                                               SOFTWARE: 8.4%
        -         27,800        27,800 @       Activision, Inc.                                      -        459,256       459,256
    1,380              -         1,380         Adobe Systems, Inc.                              39,496              -        39,496
      780              -           780 @       Autodesk, Inc.                                   26,809              -        26,809
      700              -           700 @       BMC Software, Inc.                               12,565              -        12,565
        -         23,200        23,200 @, @@   Business Objects SA ADR                               -        610,160       610,160
    1,535              -         1,535 @       Compuware Corp.                                  11,037              -        11,037
        -         10,336        10,336         First Data Corp.                                      -        414,887       414,887
      600              -           600 @       Intuit, Inc.                                     27,066              -        27,066
    6,440         57,700        64,140         Microsoft Corp.                                 159,969      1,433,267     1,593,236
    7,020         49,964        56,984 @       Oracle Corp.                                     92,664        659,525       752,189
      885              -           885 @       Parametric Technology Corp.                       5,646              -         5,646
                                                                                             ---------     ----------    ----------
                                                                                               375,252      3,577,095     3,952,347
                                                                                             ---------     ----------    ----------
                                               TELECOMMUNICATIONS: 7.0%
    4,225         44,674        48,899 @       Cisco Systems, Inc.                              80,740        853,720       934,460
    4,110         26,200        30,310         Motorola, Inc.                                   75,049        478,412       553,461
    1,075         17,400        18,475         QUALCOMM, Inc.                                   35,486        574,374       609,860
        -         12,710        12,710         SBC Communications, Inc.                              -        301,863       301,863
      450              -           450         Scientific-Atlanta, Inc.                         14,972              -        14,972
        -         26,700        26,700         Sprint Corp.                                          -        669,903       669,903
    5,700              -         5,700         Verizon Communications, Inc.                    196,934              -       196,934
                                                                                             ---------     ----------    ----------
                                                                                               403,181      2,878,272     3,281,453
                                                                                             ---------     ----------    ----------
                                               TOYS/GAMES/HOBBIES: 0.0%
      479              -           479         Hasbro, Inc.                                      9,958              -         9,958
                                                                                             ---------     ----------    ----------
                                                                                                 9,958              -         9,958
                                                                                             ---------     ----------    ----------
                                               TRANSPORTATION: 0.3%
      680              -           680         CSX Corp.                                        29,009              -        29,009
    1,200              -         1,200         Norfolk Southern Corp.                           37,152              -        37,152
      700              -           700         United Parcel Service, Inc.                      48,412              -        48,412
                                                                                             ---------     ----------    ----------
                                                                                               114,573              -       114,573
                                                                                             ---------     ----------    ----------
                                              Total Common Stock
                                               (Cost $7,195,077, $36,859,939
                                               and $44,055,016)                              7,611,403     37,875,097    45,486,500
                                                                                             ---------     ----------    ----------

Principal
Amount
------
                                                                                                     Value
                                                                                                     -----
SHORT-TERM INVESTMENTS: 4.8%
                                        REPURCHASE AGREEMENT: 4.8%

                 See Accompanying Notes to Financial Statements

  ING VP           ING
DISCIPLINED    FUNDAMENTAL                                                                ING VP        ING FUNDAMENTAL
 LARGE CAP      RESEARCH                                                            DISCIPLINED LARGE  RESEARCH PORTFOLIO
 PORTFOLIO      PORTFOLIO    PRO FORMA                                                CAP PORTFOLIO                       PRO FORMA
--------------------------------------                                                       --------------------------------------
SHARES                                                                                                       VALUE
--------------------------------------                                                       --------------------------------------
  $ 171,000  $ 2,113,000  $ 2,284,000    Morgan Stanley Repurchase Agreement
                                         date 06/30/05, 3.50%, due                     $ 171,000      $ 2,113,000     $ 2,284,000
                                         07/01/05, $171,016, $2,113,197 to
                                         be received upon repurchase
                                         (Collateralized by $555,000 Federal
                                         National Mortgage Association, 3.780%
                                         Market value plus accrued  interest
                                         $174,753, due 05/15/30 and by
                                         $2,170,000 Federal Home Loan Bank,
                                         4.100%, Market Value plus accrued
                                         interest $2,160,564, due 12/27/07.)

                   Total Short-Term Investments
                                                                                     -----------     ------------    ------------
                     (Cost $171,000, $2,113,000 and $2,284,000)                          171,000        2,113,000       2,284,000
                                                                                     -----------     ------------    ------------
              TOTAL INVESTMENTS IN SECURITIES (COST $7,366,077,
                  $38,972,939 AND $46,339,016)*                           101.1%     $ 7,782,403     $ 39,988,097    $ 47,770,500
              OTHER ASSETS AND LIABILITIES--NET                            (1.1)           4,367         (516,247)       (511,880)
                                                                          -----      -----------     ------------    ------------
              NET ASSETS                                                  100.0%     $ 7,786,770     $ 39,471,850    $ 47,258,620
                                                                          =====      ===========     ============    ============
@             Non-income producing security
@@            Foreign issuer
*             Cost for federal income tax purposes is
              [the same as for financial reporting purposes].
              Net unrealized Appreciation consists of:
              Gross Unrealized Appreciation                                          $   638,463      $ 1,702,618     $ 2,341,081
              Gross Unrealized Depreciation                                             (222,137)        (687,460)       (909,597)
                                                                                     -----------     ------------    ------------
              Net Unrealized Appreciation                                            $   416,326      $ 1,015,158     $ 1,431,484
                                                                                     ===========     ============    ============

Information concerning open futures contracts at June 30, 2005 is shown below:



     ING VP LARGE CAP        ING FUNDAMENTAL RESEARCH
        PORTFOLIO                   PORTFOLIO
 NO. OF         NOTIONAL      NO. OF        NOTIONAL                                EXPIRATION    UNREALIZED LOSS   UNREALIZED LOSS
CONTRACTS     MARKET VALUE   CONTRACTS    MARKET VALUE                                 DATE
    3           $179,325         16        $  956,400     S & P Future Contracts    9/16/2005          (1,666)         (13,125)

                                                               PRO FORMA
                             ------------------------------------------------------------------------------------
                              NO. OF         NOTIONAL                               EXPIRATION
                             CONTRACTS    MARKET VALUE                                 DATE       UNREALIZED LOSS
                                 19        $1,135,725     S & P Future Contracts    9/16/2005         (14,791)

                 See Accompanying Notes to Financial Statements

         NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     The Board of Trustees of the ING VP Disciplined LargeCap Portfolio ("VP Disciplined LargeCap") and the Board of Directors of the ING Fundamental Research Portfolio ("Fundamental Research"), approved an Agreement and Plan of Reorganization dated July 21, 2005 (the "Plan") whereby, subject to approval by the shareholders of VP Disciplined LargeCap, Fundamental Research will acquire all of the assets of the VP Disciplined LargeCap, subject to the liabilities of such Fund, in exchange for a number of shares of Fundamental Research equal in value to the net assets of VP Disciplined LargeCap (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2005. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of VP Disciplined LargeCap and Fundamental Research at June 30, 2005. The unaudited pro forma statement of operations reflects the results of operations of VP Disciplined LargeCap and Fundamental Research for the year ended June 30, 2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for VP Disciplined LargeCap and Fundamental Research under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Fundamental Research for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees/Directors ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of VP Disciplined LargeCap by Fundamental Research as of June 30, 2005. The number of additional shares issued was calculated by dividing the net asset value of each Class of VP Disciplined LargeCap by the respective Class net asset value per share of Fundamental Research.

NOTE 4  - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2005. VP Disciplined LargeCap expenses were adjusted assuming Fundamental Research's fee structure was in effect for the year ended June 30, 2005.

NOTE 5 - MERGER COSTS:

     No merger costs are to be incurred by the Funds. ING Investments, LLC, the Investment Adviser to the Funds, will bear the cost of the merger expense of the Funds carrying out their obligations under the Plan including merger related legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 6 - USE OF ESTIMATES

     Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

                      ING VP DISCIPLINED LARGECAP PORTFOLIO

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 10, 2005. THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on November 10, 2005 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

      This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

        Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING VP Disciplined LargeCap Portfolio and ING Fundamental Research Portfolio, providing for the reorganization of ING VP Disciplined LargeCap Portfolio with and into ING Fundamental Research Portfolio; and

    For [ ]                      Against [ ]                         Abstain [ ]

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

    For [ ]                      Against [ ]                         Abstain [ ]

      This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

_________________________________                   ________________
Signature(s) (if held jointly)                      Date

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article Ninth, Section (d) of the Registrant's Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant's officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Maryland General Corporations Law which provides generally that
(1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Section XII.B of the Administrative Services Agreement provides for indemnification of the Administrator as follows:

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator or any officer, director or employee of the Administrator, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Administrator harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases, of any security by or on behalf of the Series, or issued by the Series, in alleged violation of applicable federal, state or foreign laws, rules or regulations.

ITEM 16. EXHIBITS

      (1)   (a)   Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to
                  Registrant's initial Form N-1A Registration Statement on July
                  31, 1997 and incorporated herein by reference.

            (b) Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

            (c) Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

            (d) Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (e) Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

            (f) Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (g) Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

            (h) Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (i) Articles Supplementary to Articles of Incorporation effective August 20, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (j) Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

            (k) Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

            (l) Articles Supplementary to Articles of Incorporation effective June 10, 2004- Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

            (m) Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (n) Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (o) Articles Supplementary dated April 25, 2005 to Articles of Incorporation- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

      (2) By-laws - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

      (3)   Not Applicable.

      (4) Form of Agreement and Plan of Reorganization between ING Partners, Inc., on behalf of its ING Fundamental Research Portfolio series and ING Variable Products Trust, on behalf of its ING VP Disciplined LargeCap Portfolio series - filed herewith.

      (5) Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

      (6)   (a)   Investment Advisory Agreement between ING Partners, Inc.
                  and ING Life Insurance and Annuity Company - Filed as an
                  Exhibit to Post-Effective Amendment No. 11 to Registrant's
                  Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (i) Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                  (ii) Form of Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, of Investment
                        Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (iv) Amendment, dated December 1, 2004, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

            (b) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective November 15, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective June 20, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Termination Letter dated August 20, 2004 - MFS Institutional Services - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (c) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. ("ING IM") (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (d) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as "Aetna Life Insurance and Annuity Company") and Fred Alger Management, Inc. effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Fred Alger Management, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Fred Alger Management, Inc. effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

            (e) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity) and UBS Global Asset Management, Inc. (US) (formerly known as Brinson Advisors, Inc.) (regarding ING UBS U.S. Allocation Portfolio) effective December 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US)(regarding ING UBS U.S. Allocation Portfolio) effective July 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding ING UBS U.S. Allocation Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

            (f) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas)(regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

            (g) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment, dated June 3, 2003, to Investment Sub-Advisory Agreement dated June 3, 2003 between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (h) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and Goldman Sachs Asset Management effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Assumption Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective March 28, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (iii) Amendment to Investment Sub-Advisory Agreement between
                        ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective June 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (i) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective July 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (iii) Amendment to Investment Sub-Advisory Agreement between
                        ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                  (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (v) Termination Letter dated February 28, 2005 - Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (j) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. effective December 14, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

                  (i) Letter Agreement for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. dated December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (iii) Amendment to Investment Sub-Advisory Agreement between
                        ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment

                        No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (k) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc effective March 29, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (l) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (m) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Assumption Agreement, dated November 18, 2003, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (n) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective March 12, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

            (o) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (p) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

                  (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

                  (iii) Amendment, dated August 13, 2004, to Investment
                        Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (q) Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (r) Fee waiver, dated February 11, 2004, to Expense Limitation Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (i) Fee waiver, dated January 21, 2003, to Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company- Filed as an Exhibit to Post-effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (ii) Expense Limitation Agreement, effective February 1, 2005 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

      (7)   (a)   Underwriting Agreement between the ING Partners, Inc. and
                  ING Financial Advisers, LLC effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's
                  Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (i) Amendment to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (ii) Amendment, dated May 1, 2003, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, to Underwriting
                        Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (iv) Amendment, dated November 17, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

      (8)   Not Applicable.

      (9)   (a)   Custodian Agreement dated March 13, 2003 between ING
                  Partners, Inc. and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A
                  Registration Statement on April 28, 2005 and incorporated herein by reference.

                  (i) Form of Amendment effective April 29, 2005 to Custodian Agreement between ING Partners, Inc. and The Bank of New York- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

            (b) Securities Lending Agreement and Guaranty between ING Partners and Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

                  (i) Form of Amendment effective April 29, 2005 to the Securities Lending and Guaranty. - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

      (10)  (a)   Plan of Distribution Pursuant to Rule 12b-1 renewed
                  November 19, 2003 - Filed as an Exhibit to Post-Effective
                  Amendment No. 17 to Registrant's Form N-1A Registration
                  Statement on October 29, 2004 and incorporated herein by reference.

            (b) Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (c) Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (d) Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (i) Amendment to Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System amended as of April 13, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

            (e) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                  (i) Amended Schedule A to Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

      (11)  Form of Opinion and Consent of Counsel - filed herewith.

      (12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment.

      (13)  (a)   Administrative Services Agreement between ING Partners,
                  Inc. and ING Funds Services, LLC effective November 19, 2003 -
                  Filed as an Exhibit to Post-Effective Amendment No. 12 to
                  Registrant's Form N-1A Registration Statement on February 24,
                  2004 and incorporated herein by reference.

                  (i) Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (ii) Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (iii) Form of Amended Schedule A, dated April 29, 2005, to
                        Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

                  (iv) Form of Amended Schedule B dated April 29, 2005 to the Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

            (b) Sub-Administration Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Investors Bank & Trust Company effective December 14, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Form N-1A Registration Statement on February 26, 1999 and incorporated herein by reference.

                  (i) Amendment to Sub-Administration Agreement between ING Life Insurance and Annuity Company and Investors Bank and Trust Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Sub-Administration Agreement between ING Life Insurance and Annuity Company and Investors Bank and Trust Company effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Form of Assignment and Assumption Agreement for
                        Sub-Administration Agreement between ING Life Insurance and Annuity Company, ING Funds Services, LLC and Investors Bank and Trust Company effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (iv) Amendment to Sub-Administration Agreement between ING Funds Services, LLC and Investors Bank and Trust Company effective February 15, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

                  (v) Form of Amendment to Sub-Administration Agreement between ING Funds Services, LLC and Investors Bank & Trust Company effective - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (c) License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

            (d) Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (i) Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (ii) Form of Amended and Restated Exhibit A with respect to the Agency Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

            (e) Securities Lending Agency Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Investors Bank and Trust Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Termination letter dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (f) Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

            (g) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING Insurance Company of America (formerly Aetna Insurance Company of America) effective December 5, 2001
                  - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (ii) Amendment to Participation Agreement among IPI Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, to Participation
                        Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (h) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company effective September 1, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, to Participation
                        Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (i) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), effective November 28, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC, effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment to Participation Agreement among ING Partners,
                        Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's

                        Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (iv) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (j) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and Reliastar Life Insurance Company, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (iii) Amendment to Participation Agreement among ING Partners,
                        Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iv) Amendment, effective May 1, 2003, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (k) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and Reliastar Life Insurance Company of New York, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment

                  No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company of New York, effective March 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

                  (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, of New York effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment to Participation Agreement, dated November 1,
                        2004, among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Life Insurance Company of New York - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (l) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated November 1, 2004
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (m) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post- Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Form of Amendment among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (n) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Service Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective March 13, 2002
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment, dated May 1, 2003, to Shareholding Servicing
                        Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (o) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Adviser Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective March 26, 2002
                        - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, to Shareholder
                        Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Shares - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (p) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company, Service Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Form of Amendment to Shareholder Servicing Agreement
                        between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                  (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (q) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company, Adviser Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No.

                        11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Amendment, dated November 1, 2004, to Shareholder
                        Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (r) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Service Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Form of Amendment to Shareholder Servicing Agreement
                        between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (s) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Adviser Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective

                        Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (iii) Form of Amendment to Shareholder Servicing Agreement
                        between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                  (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (t) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Service Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (u) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Adviser Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (v) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Service Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

            (w) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Adviser Class Shares, effective January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

                  (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

                  (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

                  (iii) Form of Amendment to Shareholder Servicing Agreement
                        between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (x) Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A

                  Registration Statement on October 29, 2004 and incorporated herein by reference.

            (y) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (z) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (aa) Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

            (bb) Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

      (14) Consent of independent registered public accounting firm - filed herewith.

      (15)  Not applicable.

      (16)  Powers of attorney - filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 4th day of August, 2005.

                                ING PARTNERS INC.

                                By: /s/ Huey P. Falgout, Jr.

                                ______________________________
                                Huey P. Falgout, Jr.
                                Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                              TITLE                      DATE
         ---------                              -----                      ----
_____________________________   President and Chief Executive Officer  August 4, 2005
James M. Hennessy*

_____________________________   Senior Vice President, Chief/          August 4, 2005
Todd Modic*                     Principal Financial Officer and
                                Assistant Secretary

_____________________________           Chairman and Director          August 4, 2005
Jock Patton*

_____________________________                 Director                 August 4, 2005
John V. Boyer*

_____________________________                 Director                 August 4, 2005
J. Michael Earley*

_____________________________                 Director                 August 4, 2005
R. Barbara Gitenstein*

_____________________________                 Director                 August 4, 2005
Patrick W. Kenny*

_____________________________                 Director                 August 4, 2005
Walter H. May, Jr.*

         SIGNATURE                              TITLE                      DATE
         ---------                              -----                      ----
_____________________________                 Director                 August 4, 2005
John G. Turner*

_____________________________                 Director                 August 4, 2005
David W.C. Putnam*

_____________________________                 Director                 August 4, 2005
Roger B. Vincent*

_____________________________                 Director                 August 4, 2005
Richard A. Wedemeyer*

_____________________________                 Director                 August 4, 2005
Thomas J. McInerney*

*By:   /s/ HUEY P. FALGOUT, JR.
       ________________________

       Huey P. Falgout, Jr.
       Attorney-in-Fact**

** Executed pursuant to powers of attorney filed in this Registration Statement.

                                  EXHIBIT INDEX

(4) Form of Agreement and Plan of Reorganization between ING Partners, Inc., on behalf of its ING Fundamental Research Portfolio series and ING Variable Products Trust, on behalf of its ING VP Disciplined LargeCap Portfolio series

(11)  Form of Opinion and Consent of Counsel

(14)  Consent of Independent Registered Public Accounting Firm

(16)  Powers of Attorney